UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® High Income Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

1/31/09

MFH-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

March 16, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	9.8%
Utilities – Electric Power	8.0%
Energy – Independent	6.9%
Gaming & Lodging	4.9%
Broadcasting	4.6%

Credit quality of bonds (r)
AAA	4.5%
AA	0.8%
A	1.2%
BBB	4.4%
BB	23.4%
B	47.5%
CCC	12.8%
CC	1.7%
C	0.3%
D	0.3%
Not Rated	3.1%

Portfolio facts
Average Duration (d)(i)	3.6
Average Life (i)(m)	5.6 yrs.
Average Maturity (i)(m)	7.4 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	B+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 1/31/09.

Percentages are based on net assets as of 1/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2009, Class A shares of the MFS High Income Fund provided a total return of –24.05%. This compares with a return of –20.67% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, the distressed sale of Wachovia, the virtual failure of Iceland’s banking sector, and the collapse of the global auto industry. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 was among the most intense in the post-World War II period.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did rapidly slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

3

Management Review – continued

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s greater exposure to “B” rated (s) securities detracted from performance as credit spreads widened over the reporting period. Greater exposures to the banking sector and commercial mortgage-backed securities (CMBS) also held back relative results as holdings within these sectors suffered amid the global credit crisis.

Among individual securities, holdings of media companies Dex Media West and Idearc hindered relative performance. Gaming and lodging companies Harrah’s, Station Casinos, Trump Entertainment, and Fontainebleau also hurt relative returns. Holdings of television broadcasting company Newport Television were also among the fund’s top detractors.

Contributors to Performance

The fund’s lesser exposures to “BB” and “CCC” rated securities contributed to relative performance as lower quality securities underperformed higher quality issues over the reporting period.

Top individual contributors during the reporting period included the debt of hospital operators Hospital Corporation of America (HCA) and Community Health Systems, global finance firm GMAC LLC, wireless telecommunications network operator Alltel, airline carrier Continental Airlines, and health care services companies DaVita and US Oncology. Power generation company NRG Energy and natural gas pipeline manufacturer El Paso also aided relative returns.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 1/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a hypothetical $10,000 investment

5

Performance Summary – continued

Total Returns through 1/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/17/78	(24.05)%	(1.57)%	1.30%
B	9/27/93	(24.51)%	(2.21)%	0.61%
C	1/03/94	(24.72)%	(2.26)%	0.59%
I	1/02/97	(23.82)%	(1.25)%	1.59%
R1	4/01/05	(24.52)%	(2.28)%	0.58%
R2 (formerly Class R3)	10/31/03	(24.21)%	(1.90)%	0.78%
R3 (formerly Class R4)	4/01/05	(24.02)%	(1.61)%	1.28%
R4 (formerly Class R5)	4/01/05	(23.82)%	(1.40)%	1.39%
529A	7/31/02	(24.19)%	(1.82)%	1.10%
529B	7/31/02	(24.70)%	(2.46)%	0.43%
529C	7/31/02	(24.61)%	(2.43)%	0.44%

Comparative benchmark

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	(20.67)%	(0.01)%	2.62%

Average annual with sales charge

A With Initial Sales Charge (4.75%)	(27.66)%	(2.52)%	0.81%
B With CDSC (Declining over six years from 4% to 0%) (x)	(27.30)%	(2.49)%	0.61%
C With CDSC (1% for 12 months) (x)	(25.41)%	(2.26)%	0.59%
529A With Initial Sales Charge (4.75%)	(27.79)%	(2.77)%	0.61%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(27.48)%	(2.74)%	0.43%
529C With CDSC (1% for 12 months) (x)	(25.30)%	(2.43)%	0.44%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

6

Performance Summary – continued

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index (formerly known as Lehman Brothers U.S. High-Yield Corporate Bond Index) – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for Class R3, Class R4, and Class 529A shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1, Class R2, and Class 529B shares includes the performance of the fund’s Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund’s Class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2008 through January 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2008 through January 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/08	Ending Account Value 1/31/09	Expenses Paid During Period (p) 8/01/08-1/31/09
A	Actual	1.10%	$1,000.00	$769.56	$4.89
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58
B	Actual	1.79%	$1,000.00	$767.52	$7.95
	Hypothetical (h)	1.79%	$1,000.00	$1,016.14	$9.07
C	Actual	1.79%	$1,000.00	$767.53	$7.95
	Hypothetical (h)	1.79%	$1,000.00	$1,016.14	$9.07
I	Actual	0.80%	$1,000.00	$773.05	$3.57
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
R1	Actual	1.80%	$1,000.00	$769.77	$8.01
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
R2 (formerly R3)	Actual	1.29%	$1,000.00	$768.75	$5.74
	Hypothetical (h)	1.29%	$1,000.00	$1,018.65	$6.55
R3 (formerly R4)	Actual	1.05%	$1,000.00	$772.00	$4.68
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33
R4 (formerly R5)	Actual	0.80%	$1,000.00	$770.79	$3.56
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
529A	Actual	1.25%	$1,000.00	$771.18	$5.57
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34
529B	Actual	1.89%	$1,000.00	$766.30	$8.39
	Hypothetical (h)	1.89%	$1,000.00	$1,015.63	$9.58
529C	Actual	1.89%	$1,000.00	$769.36	$8.41
	Hypothetical (h)	1.89%	$1,000.00	$1,015.63	$9.58

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

1/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 84.3%
Issuer	Shares/Par	Value ($)

Aerospace - 1.0%
Bombardier, Inc., 6.3%, 2014 (n)	$1,915,000	$1,551,142
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	930,000	297,600
Hawker Beechcraft Acquisition Co. LLC, 9.75%, 2017	1,435,000	258,300
Vought Aircraft Industries, Inc., 8%, 2011	6,690,000	4,080,900

		$6,187,942
Airlines - 1.1%
AMR Corp., 7.858%, 2011	$2,190,000	$1,916,250
Continental Airlines, Inc., 7.339%, 2014	5,719,000	3,814,573
Continental Airlines, Inc., 6.9%, 2017	794,386	532,238
Continental Airlines, Inc., 6.748%, 2017	1,589,246	1,128,365

		$7,391,426
Alcoholic Beverages - 0.5%
Anheuser-Busch Companies, Inc., 7.75%, 2019 (z)	$3,465,000	$3,514,983

Asset Backed & Securitized - 4.8%
Airlie Ltd., CDO, FRN, 3.42%, 2011 (d)(z)	$2,326,000	$518,698
Anthracite Ltd., CDO, 6%, 2037 (z)	5,148,000	514,800
Babson Ltd., CLO, “D”, FRN, 2.594%, 2018 (n)	2,385,000	226,575
Banc of America Commercial Mortgage, Inc., 5.39%, 2045	1,550,377	721,464
Banc of America Commercial Mortgage, Inc., FRN, 5.658%, 2017	3,130,000	1,912,729
Banc of America Commercial Mortgage, Inc., 5.772%, 2017	6,400,848	2,739,964
Banc of America Commercial Mortgage, Inc., FRN, 5.812%, 2017	1,514,262	680,681
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2017	2,948,120	396,332
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2017	3,115,000	2,047,335
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	1,467,534	674,419
CWCapital Cobalt Ltd., “C1”, 5.223%, 2048	870,000	609,279
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045 (z)	1,000,000	30,000
CWCapital Cobalt Ltd., CDO, “F”, FRN, 2.459%, 2050 (z)	610,000	24,400
CWCapital Cobalt Ltd., CDO, “G”, FRN, 2.659%, 2050 (z)	1,890,000	75,600
Falcon Franchise Loan LLC, FRN, 4.037%, 2025 (i)(z)	12,422,367	910,559
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	2,000,000	950,617
GS Mortgage Securities Corp., “GG8”, 5.56%, 2039	3,570,000	2,518,988
JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 2045	4,479,655	2,114,749

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	$ 4,945,000	$2,975,011
JPMorgan Chase Commercial Mortgage Securities Corp., 5.466%, 2047	3,063,359	1,337,767
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	2,285,000	395,580
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.989%, 2030 (i)	12,619,392	370,203
Merrill Lynch Mortgage Trust, FRN, 5.829%, 2050	2,285,000	387,708
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.204%, 2049	4,845,929	2,231,194
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050	1,241,000	520,883
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050	3,115,000	1,726,565
Morgan Stanley Capital I, Inc., 1.484%, 2039 (i)(n)	23,489,233	408,713
TIERS Beach Street Synthetic, CLO, FRN, 5.421%, 2011 (z)	2,750,000	472,725
Wachovia Bank Commercial Mortgage Trust, FRN, 5.752%, 2047	1,738,692	271,748
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2051	4,834,564	2,144,476
Wachovia Credit, CDO, FRN, 2.816%, 2026 (z)	1,320,000	158,400

		$31,068,162
Automotive - 3.2%
Accuride Corp., 8.5%, 2015	$ 2,785,000	$793,725
Allison Transmission, Inc., 11%, 2015 (n)	5,645,000	3,132,975
FCE Bank PLC, 7.125%, 2012	EUR 7,150,000	6,591,499
Ford Motor Credit Co. LLC, 9.75%, 2010	$ 2,765,000	2,282,101
Ford Motor Credit Co. LLC, 12%, 2015	5,568,000	4,118,638
Ford Motor Credit Co. LLC, 8%, 2016	1,260,000	754,475
General Motors Corp., 8.375%, 2033	1,725,000	241,500
Goodyear Tire & Rubber Co., 9%, 2015	3,425,000	3,159,563

		$21,074,476
Broadcasting - 4.0%
Allbritton Communications Co., 7.75%, 2012	$ 6,575,000	$3,254,625
Bonten Media Acquisition Co., 9%, 2015 (p)(z)	4,420,000	1,270,750
CanWest MediaWorks LP, 9.25%, 2015 (n)	2,890,000	419,050
Clear Channel Communications, 10.75%, 2016 (n)	1,385,000	277,000
DirectTV Holdings LLC, 7.625%, 2016	5,150,000	5,059,875
Lamar Media Corp., 6.625%, 2015	5,465,000	4,098,750
Lamar Media Corp., “C”, 6.625%, 2015	2,950,000	2,212,500
LBI Media, Inc., 8.5%, 2017 (z)	3,205,000	1,121,750

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Broadcasting - continued
LIN TV Corp., 6.5%, 2013	$6,610,000	$3,635,500
Local TV Finance LLC, 9.25%, 2015 (p)(z)	4,925,000	597,156
Newport Television LLC, 13%, 2017 (n)(p)	5,600,000	469,000
Nexstar Broadcasting Group, Inc., 7%, 2014	5,375,000	2,391,875
Univision Communications, Inc., 9.75%, 2015 (n)(p)	7,435,000	1,226,775
Young Broadcasting, Inc., 8.75%, 2014 (d)	1,640,000	4,100

		$26,038,706
Brokerage & Asset Managers - 0.2%
Nuveen Investments, Inc., 10.5%, 2015 (n)	$5,765,000	$1,585,375

Building - 1.2%
Associated Materials, Inc., 9.75%, 2012	$1,860,000	$1,655,400
Associated Materials, Inc., 0% to 2009, 11.25% to 2014	2,360,000	1,062,000
Building Materials Corp. of America, 7.75%, 2014	2,510,000	1,656,600
Nortek, Inc., 10%, 2013	2,375,000	1,377,500
Nortek, Inc., 8.5%, 2014	520,000	106,600
Ply Gem Industries, Inc., 9%, 2012	3,135,000	862,125
Ply Gem Industries, Inc., 11.75%, 2013	2,410,000	1,337,550

		$8,057,775
Business Services - 1.0%
First Data Corp., 9.875%, 2015	$5,850,000	$3,276,000
SunGard Data Systems, Inc., 10.25%, 2015	5,078,000	3,453,040

		$6,729,040
Cable TV - 3.5%
CCO Holdings, LLC, 8.75%, 2013	$6,625,000	$4,836,250
Charter Communications, Inc., 8.375%, 2014 (n)	2,255,000	1,871,650
Charter Communications, Inc., 10.875%, 2014 (n)	1,135,000	981,775
CSC Holdings, Inc., 6.75%, 2012	3,550,000	3,416,875
CSC Holdings, Inc., 8.5%, 2014 (z)	995,000	977,588
CSC Holdings, Inc., 8.5%, 2015 (n)	1,370,000	1,318,625
Mediacom LLC, 9.5%, 2013	1,620,000	1,425,600
Time Warner Cable, Inc., 8.75%, 2019	3,030,000	3,374,093
Virgin Media, Inc., 9.125%, 2016	5,428,000	4,559,520

		$22,761,976
Chemicals - 2.4%
Innophos Holdings, Inc., 8.875%, 2014	$5,530,000	$4,313,400
KI Holdings, Inc., 0% to 2009, 9.875% to 2014	7,030,000	5,808,538
Momentive Performance Materials, Inc., 11.5%, 2016	5,901,000	1,445,745

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - continued
Nalco Co., 7.75%, 2011	$2,125,000	$2,050,625
Nalco Co., 8.875%, 2013	2,295,000	2,145,825

		$15,764,133
Consumer Goods & Services - 3.0%
Corrections Corp. of America, 6.25%, 2013	$2,330,000	$2,265,925
GEO Group, Inc., 8.25%, 2013	2,720,000	2,393,600
Jarden Corp., 7.5%, 2017	2,930,000	2,109,600
KAR Holdings, Inc., 7.193%, 2014	1,660,000	697,200
KAR Holdings, Inc., 10%, 2015	3,545,000	1,276,200
Service Corp. International, 7.375%, 2014	2,220,000	2,120,100
Service Corp. International, 7%, 2017	7,550,000	6,870,500
Ticketmaster, 10.75%, 2016 (n)	2,515,000	1,509,000

		$19,242,125
Containers - 1.7%
Crown Americas LLC, 7.625%, 2013	$3,075,000	$3,075,000
Graham Packaging Holdings Co., 9.875%, 2014	4,440,000	2,819,400
Greif, Inc., 6.75%, 2017	3,415,000	3,005,200
Owens-Brockway Glass Container, Inc., 8.25%, 2013	1,830,000	1,839,150

		$10,738,750
Defense Electronics - 1.1%
L-3 Communications Corp., 6.125%, 2014	$4,685,000	$4,357,050
L-3 Communications Corp., 5.875%, 2015	3,125,000	2,859,375

		$7,216,425
Electronics - 0.7%
Avago Technologies Ltd., 11.875%, 2015	$2,460,000	$1,832,700
Flextronics International Ltd., 6.25%, 2014	2,430,000	1,877,175
Freescale Semiconductor, Inc., 8.875%, 2014	2,225,000	489,500
Spansion, Inc., 11.25%, 2016 (d)(n)	3,575,000	125,125

		$4,324,500
Emerging Market Sovereign - 0.2%
Republic of Argentina, FRN, 3.127%, 2012	$1,722,350	$1,000,542

Energy - Independent - 6.7%
Chaparral Energy, Inc., 8.875%, 2017	$5,630,000	$1,238,600
Chesapeake Energy Corp., 7%, 2014	1,245,000	1,098,713
Chesapeake Energy Corp., 9.5%, 2015	1,500,000	1,470,000
Chesapeake Energy Corp., 6.375%, 2015	6,470,000	5,467,150
Delta Petroleum Corp., 7%, 2015	280,000	100,800

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
Forest Oil Corp., 7.25%, 2019 (n)	$780,000	$649,350
Forest Oil Corp., 7.25%, 2019	4,380,000	3,646,350
Hilcorp Energy I LP, 7.75%, 2015 (n)	540,000	421,200
Hilcorp Energy I LP, 9%, 2016 (n)	5,000,000	4,075,000
Mariner Energy, Inc., 8%, 2017	4,100,000	2,624,000
Newfield Exploration Co., 6.625%, 2014	3,715,000	3,324,925
Newfield Exploration Co., 6.625%, 2016	1,070,000	946,950
OPTI Canada, Inc., 8.25%, 2014	7,145,000	3,286,700
Petrohawk Energy Corp., 10.5%, 2014 (z)	1,270,000	1,209,675
Plains Exploration & Production Co., 7%, 2017	7,085,000	5,924,831
Quicksilver Resources, Inc., 8.25%, 2015	195,000	156,975
Quicksilver Resources, Inc., 7.125%, 2016	7,100,000	4,899,000
Range Resource Corp., 7.5%, 2016	500,000	470,000
SandRidge Energy, Inc., 8%, 2018 (n)	3,100,000	2,449,000

		$43,459,219
Entertainment - 0.6%
AMC Entertainment, Inc., 11%, 2016	$2,935,000	$2,509,425
Marquee Holdings, Inc., 12%, 2014	2,295,000	1,480,275

		$3,989,700
Financial Institutions - 1.3%
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011 (z)	$7,458,000	$5,871,624
GMAC Commercial Mortgage Securities, Inc., 7%, 2012 (z)	1,745,000	1,273,274
GMAC Commercial Mortgage Securities, Inc., 8%, 2031 (z)	1,783,000	1,067,956

		$8,212,854
Food & Beverages - 2.5%
ARAMARK Corp., 8.5%, 2015	$2,151,000	$2,091,848
B&G Foods, Inc., 8%, 2011	3,570,000	3,213,000
Dean Foods Co., 7%, 2016	4,625,000	4,278,125
Del Monte Corp., 6.75%, 2015	3,920,000	3,684,800
Michael Foods, Inc., 8%, 2013	3,105,000	2,732,400

		$16,000,173
Forest & Paper Products - 2.4%
Buckeye Technologies, Inc., 8%, 2010	$272,000	$263,160
Buckeye Technologies, Inc., 8.5%, 2013	6,420,000	5,649,600
Georgia-Pacific Corp., 7.125%, 2017 (n)	3,480,000	3,175,500
Georgia-Pacific Corp., 8%, 2024	1,490,000	1,087,700
Graphic Packaging International Corp., 9.5%, 2013	2,380,000	1,808,800
Jefferson Smurfit Corp., 8.25%, 2012 (d)	1,800,000	198,000
JSG Funding PLC, 7.75%, 2015	525,000	304,500

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Forest & Paper Products - continued
Millar Western Forest Products Ltd., 7.75%, 2013	$ 4,885,000	$2,552,413
NewPage Holding Corp., 10%, 2012	125,000	48,125
Smurfit-Stone Container Corp., 8%, 2017 (d)	2,370,000	248,850

		$15,336,648
Gaming & Lodging - 4.2%
Boyd Gaming Corp., 6.75%, 2014	$ 3,480,000	$2,314,200
Firekeepers Development Authority, 13.875%, 2015 (z)	1,450,000	971,500
Fontainebleau Las Vegas Holdings LLC, 11%, 2015 (n)	3,300,000	363,000
Harrah’s Operating Co., Inc., 10.75%, 2016 (n)	8,680,000	2,039,800
Harrah’s Operating Co., Inc., 10%, 2018 (z)	1,991,000	716,760
Host Hotels & Resorts, Inc., 7.125%, 2013	1,945,000	1,682,425
Host Hotels & Resorts, Inc., 6.75%, 2016	2,170,000	1,736,000
MGM Mirage, 8.5%, 2010	3,075,000	2,475,375
MGM Mirage, 8.375%, 2011	4,840,000	2,807,200
MGM Mirage, 6.75%, 2013	2,420,000	1,403,600
MGM Mirage, 5.875%, 2014	1,030,000	581,950
Pinnacle Entertainment, Inc., 8.75%, 2013	270,000	248,400
Pinnacle Entertainment, Inc., 7.5%, 2015	7,705,000	5,586,125
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 2012	1,665,000	1,448,550
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	1,215,000	814,050
Station Casinos, Inc., 6%, 2012	1,395,000	265,050
Station Casinos, Inc., 6.5%, 2014	6,495,000	194,850
Station Casinos, Inc., 6.875%, 2016	7,690,000	230,700
Trump Entertainment Resorts, Inc., 8.5%, 2015 (d)	9,875,000	1,456,563

		$27,336,098
Industrial - 1.5%
Blount International, Inc., 8.875%, 2012	$ 3,490,000	$3,332,950
JohnsonDiversey, Inc., 9.625%, 2012	EUR 1,405,000	1,439,170
JohnsonDiversey, Inc., “B”, 9.625%, 2012	$ 5,965,000	5,070,250

		$9,842,370
Insurance - Property & Casualty - 0.2%
USI Holdings Corp., 9.75%, 2015 (z)	$ 3,165,000	$1,455,900

Machinery & Tools - 0.4%
Case New Holland, Inc., 7.125%, 2014	$ 3,185,000	$2,309,125

Major Banks - 1.5%
Bank of America Corp., 8% to 2018, FRN to 2059	$ 6,475,000	$3,429,484
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	6,505,000	4,944,125

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Wells Fargo Capital XV, 9.75% to 2013, FRN to 2044	$1,495,000	$1,405,300

		$9,778,909
Medical & Health Technology & Services - 8.9%
Biomet, Inc., 10%, 2017	$2,740,000	$2,781,100
Biomet, Inc., 11.625%, 2017	2,645,000	2,459,850
Community Health Systems, Inc., 8.875%, 2015	10,360,000	9,971,500
Cooper Cos., Inc., 7.125%, 2015	2,045,000	1,738,250
DaVita, Inc., 6.625%, 2013	1,454,000	1,406,745
DaVita, Inc., 7.25%, 2015	5,376,000	5,187,840
Fresenius Medical Care AG & Co., 9%, 2015 (z)	1,805,000	1,814,025
HCA, Inc., 6.375%, 2015	6,285,000	4,399,500
HCA, Inc., 9.25%, 2016	14,835,000	14,167,425
Psychiatric Solutions, Inc., 7.75%, 2015	3,430,000	2,812,600
U.S. Oncology, Inc., 10.75%, 2014	6,330,000	5,697,000
Universal Hospital Services, Inc., 8.5%, 2015 (p)	3,330,000	2,813,850
Universal Hospital Services, Inc., FRN, 5.943%, 2015	1,015,000	680,050
VWR Funding, Inc., 10.25%, 2015 (p)	2,835,000	2,097,900

		$58,027,635
Metals & Mining - 4.0%
Arch Western Finance LLC, 6.75%, 2013	$3,570,000	$3,382,575
FMG Finance Ltd., 10.625%, 2016 (n)	7,395,000	4,806,750
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	10,780,000	8,947,400
Freeport-McMoRan Copper & Gold, Inc., FRN, 7.084%, 2015	1,088,000	772,480
Peabody Energy Corp., 5.875%, 2016	3,065,000	2,758,500
Peabody Energy Corp., 7.375%, 2016	3,900,000	3,802,500
Rio Tinto Finance USA Ltd., 5.875%, 2013	1,595,000	1,403,158

		$25,873,363
Municipals - 0.6%
Regional Transportation Authority, IL, “A”, MBIA, 4.5%, 2035	$4,335,000	$3,699,186

Natural Gas - Distribution - 1.1%
AmeriGas Partners LP, 7.125%, 2016	$4,680,000	$4,305,600
Inergy LP, 6.875%, 2014	3,625,000	3,135,625

		$7,441,225
Natural Gas - Pipeline - 2.3%
Atlas Pipeline Partners LP, 8.125%, 2015	$2,975,000	$2,023,000
Atlas Pipeline Partners LP, 8.75%, 2018	2,775,000	1,831,500
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	5,145,000	4,926,338

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
El Paso Corp., 7.25%, 2018	$2,840,000	$2,598,600
Transcontinental Gas Pipe Line Corp., 7%, 2011	1,094,000	1,071,670
Williams Partners LP, 7.25%, 2017	2,875,000	2,558,750

		$15,009,858
Network & Telecom - 4.4%
Cincinnati Bell, Inc., 8.375%, 2014	$6,315,000	$5,651,925
Citizens Communications Co., 9.25%, 2011	4,461,000	4,494,458
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	3,965,000	3,211,650
Qwest Communications International, Inc., 7.25%, 2011	5,935,000	5,489,875
Qwest Corp., 7.875%, 2011	1,705,000	1,687,950
Qwest Corp., 8.875%, 2012	5,210,000	5,183,950
Windstream Corp., 8.625%, 2016	2,975,000	2,930,375

		$28,650,183
Printing & Publishing - 1.0%
American Media Operations, Inc., 9%, 2013 (p)(z)	$253,845	$152,307
American Media Operations, Inc., 14%, 2013 (p)(z)	2,617,797	1,308,899
Dex Media West LLC, 9.875%, 2013	1,940,000	562,600
Dex Media, Inc., 9%, 2013	4,964,000	620,500
Idearc, Inc., 8%, 2016	3,584,000	112,000
Nielsen Finance LLC, 10%, 2014	3,550,000	3,141,750
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	421,000	170,505
Quebecor World, Inc., 6.125%, 2013 (d)	2,190,000	98,550
Tribune Co., 5.25%, 2015 (d)	2,550,000	57,375

		$6,224,486
Retailers - 0.5%
Couche-Tard, Inc., 7.5%, 2013	$705,000	$655,650
Rite Aid Corp., 9.5%, 2017	1,330,000	379,050
Sally Beauty Holdings, Inc., 10.5%, 2016	2,945,000	2,429,625

		$3,464,325
Specialty Stores - 0.4%
Payless ShoeSource, Inc., 8.25%, 2013	$3,290,000	$2,796,500

Telecommunications - Wireless - 3.0%
Alltel Corp., 7%, 2012	$5,114,000	$5,267,420
Alltel Corp., 6.5%, 2013	1,370,000	1,370,000
Crown Castle International Corp., 9%, 2015	1,650,000	1,596,375
MetroPCS Wireless, Inc., 9.25%, 2014	2,815,000	2,607,394
Sprint Nextel Corp., 8.375%, 2012	3,930,000	3,144,000

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Sprint Nextel Corp., FRN, 1.866%, 2010	$1,365,000	$1,167,061
Wind Acquisition Finance S.A., 10.75%, 2015 (z)	4,720,000	4,200,800

		$19,353,050
Tobacco - 0.6%
Altria Group, Inc., 9.7%, 2018	$3,670,000	$4,016,107

Transportation - Services - 0.4%
Hertz Corp., 8.875%, 2014	$4,395,000	$2,867,738

Utilities - Electric Power - 6.2%
AES Corp., 8%, 2017	$2,730,000	$2,566,200
Dynegy Holdings, Inc., 7.5%, 2015	2,675,000	2,126,625
Dynegy Holdings, Inc., 7.75%, 2019	1,560,000	1,209,000
Edison Mission Energy, 7%, 2017	5,320,000	4,947,600
Mirant Americas Generation LLC, 8.3%, 2011	2,900,000	2,849,250
Mirant North America LLC, 7.375%, 2013	4,975,000	4,800,875
NRG Energy, Inc., 7.375%, 2016	12,650,000	12,049,125
Reliant Energy, Inc., 7.875%, 2017	1,496,000	1,211,760
Texas Competitive Electric Holdings, LLC, 10.5%, 2015	11,095,000	8,210,300

		$39,970,735
Total Bonds (Identified Cost, $761,583,487)		$547,811,723

Floating Rate Loans - 6.5% (g)(r)
Aerospace - 0.6%
Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 3.45%, 2014	$288,695	$156,377
Hawker Beechcraft Acquisition Co. LLC, Term Loan B, 2.75%, 2014	6,495,091	3,518,176

		$3,674,553
Automotive - 1.1%
Accuride Corp., Term Loan B, 3.93%, 2012	$450,714	$315,822
Federal Mogul Corp., Term Loan B, 2.36%, 2014	3,732,672	1,754,356
Ford Motor Co., Term Loan B, 5%, 2013	7,691,393	2,762,495
General Motors Corp., Term Loan B, 2.78%, 2013 (o)	5,129,703	2,231,421
Mark IV Industries, Inc., Second Lien Term Loan, 10.38%, 2011	3,435,511	171,776

		$7,235,870
Broadcasting - 0.4%
Gray Television, Inc., Term Loan B, 2014 (o)	$1,698,478	$719,022
Young Broadcasting, Inc., Term Loan B, 5.24%, 2012 (d)	3,623,544	1,337,693
Young Broadcasting, Inc., Term Loan B-1, 5.24%, 2012 (d)	1,350,054	498,395

		$2,555,110

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Building - 0.1%
Building Materials Corp., Term Loan B, 2014 (o)	$510,111	$326,107

Business Services - 0.5%
First Data Corp., Term Loan B-1, 3.14%, 2014	$4,911,589	$3,097,985

Cable TV - 0.3%
Charter Communications Operating LLC, Term Loan B, 3.44%, 2014 (o)	$2,325,993	$1,770,927

Consumer Goods & Services - 0.1%
KAR Holdings, Inc., Term Loan, 2013 (o)	$684,442	$453,785

Electronics - 0.1%
Freescale Semiconductor, Inc., Term Loan B, 3.93%, 2013	$1,474,786	$742,719

Forest & Paper Products - 0.1%
Abitibi-Consolidated, Inc., Term Loan, 11.5%, 2009	$1,265,104	$914,038

Gaming & Lodging - 0.1%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.63%, 2014	$4,910,923	$527,924

Industrial - 0.1%
Oshkosh Truck, Term Loan B, 2013 (o)	$534,612	$365,318

Medical & Health Technology & Services - 0.7%
Community Health Systems, Inc., Term Loan, 4.44%, 2014	$1,723,423	$1,456,938
Community Health Systems, Inc., Term Loan B, 2.94%, 2014	88,142	74,513
HCA, Inc., Term Loan B, 3.7%, 2013	3,994,967	3,293,579

		$4,825,030
Printing & Publishing - 0.5%
Nielsen Co., Term Loan, 3.88%, 2013	$2,560,898	$2,029,512
Tribune Co., Term Loan B, 6.5%, 2014 (d)	5,696,035	1,219,903

		$3,249,415
Specialty Chemicals - 0.1%
Lyondell Basell, Term Loan B-2, 2014 (o)	$1,422,238	$327,115
Lyondell Basell, Term Loan B-2, 2014 (o)	2,110,071	675,223

		$1,002,338
Specialty Stores - 0.1%
Michaels Stores, Inc., Term Loan B, 2.77%, 2013	$1,038,882	$623,849

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Utilities - Electric Power - 1.6%
Calpine Corp., Term Loan, 4.33%, 2014	$4,025,839	$3,085,637
NRG Energy, Inc., Letter of Credit, 1.35%, 2013	1,026,819	946,307
NRG Energy, Inc., Term Loan B, 2.66%, 2013	2,089,533	1,925,695
TXU Corp. Term Loan B-3, 3.9%, 2014	6,692,568	4,649,662

		$10,607,301
Total Floating Rate Loans (Identified Cost, $69,411,801)		$41,972,269

Common Stocks - 1.2%
Automotive - 0.0%
Oxford Automotive, Inc. (a)	1,087	$0

Cable TV - 0.6%
Cablevision Systems Corp., “A”	41,600	$666,848
Comcast Corp., “A”	153,900	2,254,635
Time Warner Cable, Inc., “A” (a)	59,500	1,108,485

		$4,029,968
Energy - Integrated - 0.1%
Chevron Corp.	9,500	$669,940

Gaming & Lodging - 0.3%
MGM Mirage (a)	25,700	$205,600
Pinnacle Entertainment, Inc. (a)	209,800	1,422,444

		$1,628,044
Printing & Publishing - 0.0%
American Media, Inc. (a)	49,687	$106,330
Golden Books Family Entertainment, Inc. (a)	206,408	0

		$106,330
Telephone Services - 0.2%
Windstream Corp.	151,600	$1,315,888
Total Common Stocks (Identified Cost, $13,965,649)		$7,750,170

Preferred Stocks - 0.5%
Automotive - 0.1%
Preferred Blocker, Inc., 7% (a)(z)	1,826	$455,701

Broadcasting - 0.0%
Spanish Broadcasting Systems, Inc., “B”, 10.75%	2,088	$123,231

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Preferred Stocks - continued
Major Banks - 0.4%
Bank of America Corp., 8.63%	186,550	$2,570,659
Total Preferred Stocks (Identified Cost, $8,070,526)		$3,149,591

Money Market Funds (v) - 5.4%
MFS Institutional Money Market Portfolio, 0.44%, at Cost and Net Asset Value	35,243,472	$35,243,472
Total Investments (Identified Cost, $888,274,935)		$635,927,225

Other Assets, Less Liabilities - 2.1%		13,803,871
Net Assets - 100.0%		$649,731,096

(a)	Non-income producing security.
(d)	Non-income producing security - in default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $41,220,368, representing 6.3% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Airlie Ltd., CDO, FRN, 3.42%, 2011	10/13/06	$2,326,000	$518,698
American Media Operations, Inc., 9%, 2013	1/30/09	152,384	152,307
American Media Operations, Inc., 14%, 2013	1/30/09	1,309,508	1,308,899
Anheuser-Busch Companies, Inc., 7.75%, 2019	1/07/09	3,462,342	3,514,983
Anthracite Ltd., CDO, 6%, 2037	5/14/02	4,308,042	514,800

21

Portfolio of Investments – continued

Restricted Securities (continued)	Acquisition Date	Cost	Current Market Value
Bonten Media Acquisition Co., 9%, 2015	5/22/07-5/31/07	$4,429,195	$1,270,750
CSC Holdings, Inc., 8.5%, 2014	1/08/09	885,219	977,588
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045	3/20/06	958,575	30,000
CWCapital Cobalt Ltd., CDO, “F”, FRN, 2.459%, 2050	4/12/06	610,000	24,400
CWCapital Cobalt Ltd., CDO, “G”, FRN, 2.659%, 2050	4/12/06	1,890,000	75,600
Falcon Franchise Loan LLC, FRN, 4.037%, 2025	1/29/03	1,463,263	910,559
Firekeepers Development Authority, 13.875%, 2015	4/22/08	1,426,230	971,500
Fresenius Medical Care AG & Co., 9%, 2015	1/15/09-1/16/09	1,776,259	1,814,025
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011	12/29/08-1/08/09	6,098,394	5,871,624
GMAC Commercial Mortgage Securities, Inc., 7%, 2012	1/23/09	1,232,313	1,273,274
GMAC Commercial Mortgage Securities, Inc., 8%, 2031	12/29/08	1,060,217	1,067,956
Harrah’s Operating Co., Inc., 10%, 2018	1/13/08-10/03/08	2,209,759	716,760
LBI Media, Inc., 8.5%, 2017	7/18/07	3,157,543	1,121,750
Local TV Finance LLC, 9.25%, 2015	11/09/07-9/08/08	4,728,284	597,156
Petrohawk Energy Corp., 10.5%, 2014	1/22/09	1,159,434	1,209,675
Preferred Blocker, Inc., 7% (Preferred Stock)	12/29/08	1,406,020	455,701
TIERS Beach Street Synthetic, CLO, FRN, 5.421%, 2011	5/17/06	2,750,000	472,725
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	3,197,862	1,455,900
Wachovia Credit, CDO, FRN, 2.816%, 2026	6/08/06	1,320,000	158,400
Wind Acquisition Finance S.A., 10.75%, 2015	11/22/05-9/12/06	4,938,608	4,200,800
Total Restricted Securities			$30,685,830
% of Net Assets			4.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLN	Credit-Linked Note
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Insurers
MBIA	MBIA Insurance Corp.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

22

Portfolio of Investments – continued

Derivative Contracts at 1/31/09

Forward Foreign Currency Exchange Contracts at 1/31/09

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
SELL	EUR	5,043,714	2/19/09	$7,229,912	$6,456,627	$773,286

Swap Agreements at 1/31/09

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	4,200,000		JPMorgan Chase Bank	4.10% (fixed rate)	(1)	$(2,097,725)
6/20/12	USD	4,200,000		Morgan Stanley Capital Services, Inc.	3.76% (fixed rate)	(2)	(3,249,228)
6/20/12	USD	2,100,000		Morgan Stanley Capital Services, Inc.	4.15% (fixed rate)	(2)	(1,618,455)
6/20/13	USD	4,045,000	(a)	Goldman Sachs International	5.00% (fixed rate)	(3)	(3,126,553)
							$(10,091,961)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Abitibi-Consolidated, Inc., 8.375%, 4/01/15, a Ca rated bond. The fund entered into the contract to gain issuer exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Bowater, Inc. 6.5%, 6/15/13, a Ca rated bond. The fund entered into the contract to gain issuer exposure.
(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by Station Casino’s, Inc., 6%, 4/01/12, a Caa3 rated bond. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums received by the fund amounted to $608,405.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At January 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $853,031,463)	$600,683,753
Underlying funds, at cost and value	35,243,472
Total investments, at value (identified cost, $888,274,935)		$635,927,225
Cash	200,986
Restricted cash	7,165,580
Receivable for forward foreign currency exchange contracts	773,286
Receivable for investments sold	12,734,318
Receivable for fund shares sold	434,127
Interest and dividends receivable	16,098,371
Other assets	10,451
Total assets		$673,344,344
Liabilities
Distributions payable	$1,330,096
Payable for investments purchased	9,714,124
Payable for fund shares reacquired	1,996,575
Swaps, at value (net unamortized premiums received, $608,405)	10,091,961
Payable to affiliates
Management fee	24,569
Shareholder servicing costs	249,901
Distribution and service fees	16,831
Administrative services fee	1,110
Program manager fees	8
Payable for independent trustees’ compensation	77,148
Accrued expenses and other liabilities	110,925
Total liabilities		$23,613,248
Net assets		$649,731,096
Net assets consist of
Paid-in capital	$1,380,081,997
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(261,060,136)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(471,358,183)
Undistributed net investment income	2,067,418
Net assets		$649,731,096
Shares of beneficial interest outstanding		260,761,789

24

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$360,075,893
Shares outstanding	144,571,052
Net asset value per share		$2.49
Offering price per share (100/95.25 × net asset value per share)		$2.61
Class B shares
Net assets	$52,384,168
Shares outstanding	20,965,474
Net asset value and offering price per share		$2.50
Class C shares
Net assets	$39,344,521
Shares outstanding	15,720,999
Net asset value and offering price per share		$2.50
Class I shares
Net assets	$185,811,424
Shares outstanding	74,642,160
Net asset value, offering price, and redemption price per share		$2.49
Class R1 shares
Net assets	$937,222
Shares outstanding	375,556
Net asset value, offering price, and redemption price per share		$2.50
Class R2 shares (formerly Class R3 shares)
Net assets	$3,445,535
Shares outstanding	1,381,543
Net asset value, offering price, and redemption price per share		$2.49
Class R3 shares (formerly Class R4 shares)
Net assets	$6,705,701
Shares outstanding	2,693,006
Net asset value, offering price, and redemption price per share		$2.49
Class R4 shares (formerly Class R5 shares)
Net assets	$43,859
Shares outstanding	17,609
Net asset value, offering price, and redemption price per share		$2.49

25

Statement of Assets and Liabilities – continued

Class 529A shares
Net assets	$579,174
Shares outstanding	232,579
Net asset value and redemption price per share		$2.49
Offering price per share (100/95.25 × net asset value per share)		$2.61
Class 529B shares
Net assets	$182,856
Shares outstanding	73,416
Net asset value and offering price per share		$2.49
Class 529C shares
Net assets	$220,743
Shares outstanding	88,395
Net asset value and offering price per share		$2.50

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$74,004,438
Dividends	870,390
Dividends from underlying funds	755,120
Total investment income		$75,629,948
Expenses
Management fee	$3,761,066
Distribution and service fees	2,757,300
Program manager fees	1,573
Shareholder servicing costs	1,720,452
Administrative services fee	130,451
Retirement plan administration and services fees	338
Independent trustees’ compensation	14,919
Custodian fee	131,379
Shareholder communications	129,800
Auditing fees	67,683
Legal fees	24,051
Miscellaneous	174,062
Total expenses		$8,913,074
Fees paid indirectly	(29,631)
Reduction of expenses by investment adviser	(4,336)
Net expenses		$8,879,107
Net investment income		$66,750,841
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions:
Non-affiliated issuers	$(70,960,869)
Futures contracts	203,269
Swap transactions	626,092
Foreign currency transactions	285,257
Net realized gain (loss) on investments and foreign currency transactions		$(69,846,251)
Change in unrealized appreciation (depreciation)
Investments	$(194,074,765)
Futures contracts	(270,563)
Swap transactions	(7,854,889)
Translation of assets and liabilities in foreign currencies	788,587
Net unrealized gain (loss) on investments and foreign currency translation		$(201,411,630)
Net realized and unrealized gain (loss) on investments and foreign currency		$(271,257,881)
Change in net assets from operations		$(204,507,040)

See Notes to Financial Statements

27

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2009	2008
Change in net assets
From operations
Net investment income	$66,750,841	$79,939,917
Net realized gain (loss) on investments and foreign currency transactions	(69,846,251)	(1,809,178)
Net unrealized gain (loss) on investments and foreign currency translation	(201,411,630)	(90,378,874)
Change in net assets from operations	$(204,507,040)	$(12,248,135)
Distributions declared to shareholders
From net investment income
Class A	$(36,552,210)	$(48,029,574)
Class B	(6,362,206)	(11,005,810)
Class C	(4,269,372)	(5,876,268)
Class I	(20,049,310)	(21,291,854)
Class R (b)	(12,334)	(243,806)
Class R1	(84,430)	(56,111)
Former Class R2 (b)	(11,336)	(38,427)
Class R2 (formerly Class R3)	(412,375)	(261,511)
Class R3 (formerly Class R4)	(655,155)	(587,093)
Class R4 (formerly Class R5)	(4,586)	(4,732)
Class 529A	(60,111)	(66,936)
Class 529B	(16,448)	(15,465)
Class 529C	(22,496)	(28,036)
From tax return of capital
Class A	(270,761)	—
Class B	(47,128)	—
Class C	(31,625)	—
Class I	(148,515)	—
Class R (b)	(91)	—
Class R1	(625)	—
Former Class R2 (b)	(84)	—
Class R2 (formerly Class R3)	(3,055)	—
Class R3 (formerly Class R4)	(4,853)	—
Class R4 (formerly Class R5)	(34)	—
Class 529A	(445)	—
Class 529B	(122)	—
Class 529C	(167)	—
Total distributions declared to shareholders	$(69,019,874)	$(87,505,623)
Change in net assets from fund share transactions	$(39,014,000)	$(157,432,891)
Total change in net assets	$(312,540,914)	$(257,186,649)
Net assets
At beginning of period	962,272,010	1,219,458,659
At end of period (including undistributed net investment income of $2,067,418 and accumulated distributions in excess of net investment income of $2,287,441)	$649,731,096	$962,272,010

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

28

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$3.58		$3.92	$3.82	$3.98	$3.98
Income (loss) from investment operations
Net investment income (d)	$0.26		$0.27	$0.27	$0.27	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(1.08)		(0.31)	0.11	(0.13)	0.01	(g)
Total from investment operations	$(0.82)		$(0.04)	$0.38	$0.14	$0.30
Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.30)	$(0.28)	$(0.30)	$(0.30)
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.27)		$(0.30)	$(0.28)	$(0.30)	$(0.30)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$2.49		$3.58	$3.92	$3.82	$3.98
Total return (%) (r)(s)(t)	(24.05)		(1.20)	10.30	3.61	7.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05		0.97	1.00	1.00	0.99
Expenses after expense reductions (f)	1.05		0.97	1.00	1.00	0.99
Net investment income	8.22		7.17	7.09	6.85	7.31
Portfolio turnover	61		66	89	51	68
Net assets at end of period (000 Omitted)	$360,076		$504,159	$671,019	$703,305	$799,651

See Notes to Financial Statements

29

Financial Highlights – continued

Class B	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$3.59		$3.93	$3.83	$3.99	$3.99
Income (loss) from investment operations
Net investment income (d)	$0.24		$0.25	$0.25	$0.24	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(1.08)		(0.32)	0.10	(0.13)	0.01	(g)
Total from investment operations	$(0.84)		$(0.07)	$0.35	$0.11	$0.27
Less distributions declared to shareholders
From net investment income	$(0.25)		$(0.27)	$(0.25)	$(0.27)	$(0.27)
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.25)		$(0.27)	$(0.25)	$(0.27)	$(0.27)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$2.50		$3.59	$3.93	$3.83	$3.99
Total return (%) (r)(s)(t)	(24.51)		(1.87)	9.53	2.90	7.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75		1.67	1.71	1.72	1.69
Expenses after expense reductions (f)	1.75		1.67	1.71	1.72	1.69
Net investment income	7.41		6.47	6.40	6.26	6.63
Portfolio turnover	61		66	89	51	68
Net assets at end of period (000 Omitted)	$52,384		$113,331	$195,028	$275,363	$379,253

Class C	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$3.60		$3.94	$3.84	$4.00	$4.00
Income (loss) from investment operations
Net investment income (d)	$0.24		$0.25	$0.24	$0.24	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(1.09)		(0.32)	0.11	(0.13)	0.01	(g)
Total from investment operations	$(0.85)		$(0.07)	$0.35	$0.11	$0.27
Less distributions declared to shareholders
From net investment income	$(0.25)		$(0.27)	$(0.25)	$(0.27)	$(0.27)
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.25)		$(0.27)	$(0.25)	$(0.27)	$(0.27)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$2.50		$3.60	$3.94	$3.84	$4.00
Total return (%) (r)(s)(t)	(24.72)		(1.84)	9.52	2.91	7.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75		1.67	1.70	1.72	1.69
Expenses after expense reductions (f)	1.75		1.67	1.70	1.72	1.69
Net investment income	7.44		6.46	6.39	6.26	6.63
Portfolio turnover	61		66	89	51	68
Net assets at end of period (000 Omitted)	$39,345		$69,505	$92,050	$108,181	$148,073

See Notes to Financial Statements

30

Financial Highlights – continued

Class I	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$3.58		$3.92	$3.82	$3.98	$3.98
Income (loss) from investment operations
Net investment income (d)	$0.27		$0.29	$0.28	$0.28	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(1.08)		(0.32)	0.11	(0.13)	0.02	(g)
Total from investment operations	$(0.81)		$(0.03)	$0.39	$0.15	$0.31
Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.31)	$(0.29)	$(0.31)	$(0.31)
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.28)		$(0.31)	$(0.29)	$(0.31)	$(0.31)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$2.49		$3.58	$3.92	$3.82	$3.98
Total return (%) (r)(s)	(23.82)		(0.90)	10.62	3.92	8.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76		0.67	0.70	0.71	0.68
Expenses after expense reductions (f)	0.76		0.67	0.70	0.71	0.68
Net investment income	8.55		7.47	7.38	7.24	7.55
Portfolio turnover	61		66	89	51	68
Net assets at end of period (000 Omitted)	$185,811		$257,572	$246,306	$231,455	$170,679

Class R1	Years ended 1/31
	2009		2008	2007	2006 (i)
Net asset value, beginning of period	$3.59		$3.93	$3.83	$3.89
Income (loss) from investment operations
Net investment income (d)	$0.24		$0.24	$0.24	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(1.09)		(0.31)	0.11	(0.03	)(g)
Total from investment operations	$(0.85)		$(0.07)	$0.35	$0.16
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.27)	$(0.25)	$(0.22)
From tax return of capital	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.24)		$(0.27)	$(0.25)	$(0.22)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$2.50		$3.59	$3.93	$3.83
Total return (%) (r)(s)	(24.52)		(1.96)	9.41	4.28	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76		1.77	1.89	1.91	(a)
Expenses after expense reductions (f)	1.76		1.76	1.79	1.85	(a)
Net investment income	7.53		6.35	6.27	6.08	(a)
Portfolio turnover	61		66	89	51
Net assets at end of period (000 Omitted)	$937		$1,273	$361	$231

See Notes to Financial Statements

31

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$3.58		$3.93	$3.83	$3.98	$3.98
Income (loss) from investment operations
Net investment income (d)	$0.25		$0.26	$0.26	$0.24	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(1.08)		(0.32)	0.10	(0.11)	0.03	(g)
Total from investment operations	$(0.83)		$(0.06)	$0.36	$0.13	$0.28
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.29)	$(0.26)	$(0.28)	$(0.28)
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.26)		$(0.29)	$(0.26)	$(0.28)	$(0.28)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$2.49		$3.58	$3.93	$3.83	$3.98
Total return (%) (r)(s)	(24.21)		(1.79)	9.91	3.45	7.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25		1.30	1.44	1.46	1.49
Expenses after expense reductions (f)	1.25		1.29	1.34	1.42	1.49
Net investment income	7.99		6.83	6.71	6.61	6.58
Portfolio turnover	61		66	89	51	68
Net assets at end of period (000 Omitted)	$3,446		$5,525	$2,406	$1,212	$246

Class R3 (formerly Class R4)	Years ended 1/31
	2009		2008	2007	2006 (i)
Net asset value, beginning of period	$3.58		$3.92	$3.82	$3.88
Income (loss) from investment operations
Net investment income (d)	$0.26		$0.27	$0.27	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(1.08)		(0.31)	0.10	(0.02	)(g)
Total from investment operations	$(0.82)		$(0.04)	$0.37	$0.19
Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.30)	$(0.27)	$(0.25)
From tax return of capital	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.27)		$(0.30)	$(0.27)	$(0.25)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$2.49		$3.58	$3.92	$3.82
Total return (%) (r)(s)	(24.02)		(1.28)	10.18	4.94	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01		1.05	1.07	1.15	(a)
Expenses after expense reductions (f)	1.01		1.05	1.07	1.15	(a)
Net investment income	8.35		7.08	6.90	6.73	(a)
Portfolio turnover	61		66	89	51
Net assets at end of period (000 Omitted)	$6,706		$8,065	$5,143	$393

See Notes to Financial Statements

32

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 1/31
	2009		2008	2007	2006 (i)
Net asset value, beginning of period	$3.58		$3.92	$3.82	$3.88
Income (loss) from investment operations
Net investment income (d)	$0.27		$0.28	$0.28	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(1.08)		(0.31)	0.11	(0.03	)(g)
Total from investment operations	$(0.81)		$(0.03)	$0.39	$0.20
Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.31)	$(0.29)	$(0.26)
From tax return of capital	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.28)		$(0.31)	$(0.29)	$(0.26)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$2.49		$3.58	$3.92	$3.82
Total return (%) (r)(s)	(23.82)		(0.99)	10.52	5.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76		0.76	0.80	0.80	(a)
Expenses after expense reductions (f)	0.76		0.76	0.80	0.80	(a)
Net investment income	8.56		7.38	7.29	7.11	(a)
Portfolio turnover	61		66	89	51
Net assets at end of period (000 Omitted)	$44		$58	$58	$53

Class 529A	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$3.58		$3.92	$3.82	$3.98	$3.98
Income (loss) from investment operations
Net investment income (d)	$0.25		$0.26	$0.26	$0.26	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(1.08)		(0.31)	0.11	(0.14)	0.02	(g)
Total from investment operations	$(0.83)		$(0.05)	$0.37	$0.12	$0.29
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.29)	$(0.27)	$(0.28)	$(0.29)
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.26)		$(0.29)	$(0.27)	$(0.28)	$(0.29)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$2.49		$3.58	$3.92	$3.82	$3.98
Total return (%) (r)(s)(t)	(24.19)		(1.49)	9.97	3.30	7.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23		1.27	1.30	1.32	1.29
Expenses after expense reductions (f)	1.23		1.27	1.30	1.32	1.29
Net investment income	8.07		6.87	6.78	6.65	6.97
Portfolio turnover	61		66	89	51	68
Net assets at end of period (000 Omitted)	$579		$849	$854	$776	$768

See Notes to Financial Statements

33

Financial Highlights – continued

Class 529B	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$3.58		$3.92	$3.82	$3.97	$3.98
Income (loss) from investment operations
Net investment income (d)	$0.23		$0.24	$0.23	$0.23	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(1.08)		(0.32)	0.11	(0.12)	0.00	(g)(w)
Total from investment operations	$(0.85)		$(0.08)	$0.34	$0.11	$0.25
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.26)	$(0.24)	$(0.26)	$(0.26)
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.24)		$(0.26)	$(0.24)	$(0.26)	$(0.26)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$2.49		$3.58	$3.92	$3.82	$3.97
Total return (%) (r)(s)(t)	(24.70)		(2.13)	9.26	2.89	6.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88		1.92	1.95	1.96	2.01
Expenses after expense reductions (f)	1.88		1.92	1.95	1.96	2.01
Net investment income	7.43		6.22	6.13	6.00	6.29
Portfolio turnover	61		66	89	51	68
Net assets at end of period (000 Omitted)	$183		$213	$202	$157	$139

Class 529C	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$3.59		$3.93	$3.83	$3.99	$3.99
Income (loss) from investment operations
Net investment income (d)	$0.23		$0.24	$0.23	$0.23	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(1.08)		(0.32)	0.11	(0.13)	0.01	(g)
Total from investment operations	$(0.85)		$(0.08)	$0.34	$0.10	$0.26
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.26)	$(0.24)	$(0.26)	$(0.26)
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.24)		$(0.26)	$(0.24)	$(0.26)	$(0.26)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$2.50		$3.59	$3.93	$3.83	$3.99
Total return (%) (r)(s)(t)	(24.61)		(2.11)	9.26	2.64	6.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88		1.92	1.95	1.96	1.97
Expenses after expense reductions (f)	1.88		1.91	1.95	1.96	1.97
Net investment income	7.39		6.21	6.13	6.00	6.31
Portfolio turnover	61		66	89	51	68
Net assets at end of period (000 Omitted)	$221		$322	$500	$417	$347

See Notes to Financial Statements

34

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01

See Notes to Financial Statements

35

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Income Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party

36

Notes to Financial Statements – continued

pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with

37

Notes to Financial Statements – continued

price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of January 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$45,457,971	$590,239,693	$229,561	$635,927,225
Other Financial Instruments	$—	$(9,318,675)	$—	$(9,318,675)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

	Investments in Securities	Other Financial Instruments
Balance as of 1/31/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,718,439)	—
Net purchases (sales)	117,400	—
Transfers in and/or out of Level 3	1,830,600	—
Balance as of 1/31/09	$229,561	$—

38

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts, forward foreign currency exchange contracts, and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to

39

Notes to Financial Statements – continued

the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the

40

Notes to Financial Statements – continued

occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to

41

Notes to Financial Statements – continued

satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The

42

Notes to Financial Statements – continued

fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

43

Notes to Financial Statements – continued

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, defaulted bonds, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/09	1/31/08
Ordinary income (including any short-term capital gains)	$68,512,369	$87,505,623
Tax return of capital (a)	507,505	—
Total distributions	$69,019,874	$87,505,623

(a)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/09
Cost of investments	$891,616,174
Gross appreciation	4,132,582
Gross depreciation	(259,821,531)
Net unrealized appreciation (depreciation)	$(255,688,949)
Capital loss carryforwards	(437,763,394)
Post-October capital loss deferral	(30,179,552)
Other temporary differences	(6,719,006)

As of January 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

1/31/10	$(137,538,425)
1/31/11	(159,064,624)
1/31/13	(19,406,719)
1/31/14	(20,012,633)
1/31/15	(43,037,657)
1/31/17	(58,703,336)
$(437,763,394)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, program manager, and retirement plan administrative services fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares,

44

Notes to Financial Statements – continued

respectively approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1.4 billion of average daily net assets	0.46%
Average daily net assets in excess of $1.4 billion	0.44%

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.39% of the fund’s average daily net assets in excess of $1.4 billion for the period March 1, 2004 through February 28, 2009. For the year ended January 31, 2009, the fund’s average daily net assets did not exceed $1.4 billion, and therefore, the management fee was not reduced.

The management fee incurred for the year ended January 31, 2009 was equivalent to an annual effective rate of 0.46% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $39,982 and $396 for the year ended January 31, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

45

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fees
Class A	0.10%	0.25%	0.35%	0.30%	$1,301,306
Class B	0.75%	0.25%	1.00%	1.00%	835,044
Class C	0.75%	0.25%	1.00%	1.00%	556,604
Class R (b)	0.25%	0.25%	0.50%	0.50%	796
Class R1	0.75%	0.25%	1.00%	0.98%	10,650
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	732
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	25,322
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	19,157
Class 529A	0.25%	0.25%	0.50%	0.35%	2,549
Class 529B	0.75%	0.25%	1.00%	1.00%	2,167
Class 529C	0.75%	0.25%	1.00%	1.00%	2,973
Total Distribution and Service Fees					$2,757,300

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2009 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. 0.05% of the Class A and 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.05% of the Class A and 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%. Effective March 1, 2009 the 0.10% Class A and 0.25% Class 529A annual distribution fee was eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2009, were as follows:

Amount
Class A	$—
Class B	96,807
Class C	8,069
Class 529B	46
Class 529C	8

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs

46

Notes to Financial Statements – continued

through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Prior to April 1, 2008, the agreement with MFD provided that MFD receive an annual fee of up to 0.35%, and the parties established the annual fee at 0.25%. The program manager fee incurred for the year ended January 31, 2009 was equivalent to an annual effective rate of 0.13%, 0.12%, and 0.13% of average daily net assets for Class 529A, Class 529B, and Class 529C, respectively. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended January 31, 2009, were as follows:

Amount
Class 529A	$929
Class 529B	268
Class 529C	376
Total Program Manager Fees	$1,573

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2009, the fee was $589,269, which equated to 0.0721% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $521,045.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended January 31, 2009, these costs for the fund amounted to $610,138 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses

47

Notes to Financial Statements – continued

MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended January 31, 2009 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the period February 1, 2008 through February 29, 2008, the fund paid MFS an annual retirement plan administration and services fee of 0.35% of the Class R1 average daily net assets. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1. For the year ended January 31, 2009, the retirement plan administration and services fee for Class R1 amounted to $338 which was equivalent to an annual effective rate of 0.03% of the Class R1 average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $6,837. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $22,961. Both amounts are included in independent trustees’ compensation for the year ended January 31, 2009. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $77,148 at January 31, 2009, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are

48

Notes to Financial Statements – continued

officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,482 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,336, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $475,232,278 and $511,872,363, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/09		Year ended 1/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	39,270,614	$114,346,041	38,562,900	$147,292,626
Class B	2,108,924	6,080,678	2,941,333	11,228,161
Class C	2,621,548	7,756,685	2,894,221	11,072,220
Class I	10,454,235	28,461,154	9,490,396	36,056,785
Class R (b)	8,814	30,815	383,937	1,463,524
Class R1	135,640	430,416	353,078	1,348,795
Former Class R2 (b)	16,760	59,117	185,128	705,976
Class R2 (formerly Class R3)	770,913	2,583,947	1,480,388	5,623,215
Class R3 (formerly Class R4)	867,250	2,705,416	2,343,338	9,094,750
Class R4 (formerly Class R5)	—	—	23	52
Class 529A	26,934	86,553	46,353	174,605
Class 529B	29,584	96,818	12,877	49,690
Class 529C	15,685	55,574	18,772	71,221
	56,326,901	$162,693,214	58,712,744	$224,181,620

49

Notes to Financial Statements – continued

	Year ended 1/31/09		Year ended 1/31/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	8,522,508	$25,840,768	8,482,288	$32,465,531
Class B	1,215,842	3,755,641	1,698,112	6,531,925
Class C	827,066	2,537,042	932,899	3,589,999
Class I	6,599,491	19,991,465	5,475,289	20,903,372
Class R (b)	2,377	8,295	66,020	243,806
Class R1	28,088	84,499	13,210	50,105
Former Class R2 (b)	2,439	8,524	9,428	35,936
Class R2 (formerly Class R3)	130,775	401,436	61,597	234,304
Class R3 (formerly Class R4)	220,194	659,427	145,329	553,004
Class R4 (formerly Class R5)	1,532	4,620	1,225	4,682
Class 529A	19,892	60,117	17,200	65,701
Class 529B	5,411	16,298	3,979	15,198
Class 529C	7,407	22,490	7,367	28,036
	17,583,022	$53,390,622	16,913,943	$64,721,599
Shares reacquired
Class A	(44,085,754)	$(138,958,043)	(77,224,190)	$(292,987,315)
Class B	(13,928,873)	(43,599,676)	(22,633,463)	(86,567,467)
Class C	(7,050,980)	(21,687,544)	(7,848,898)	(29,930,027)
Class I	(14,421,677)	(43,334,484)	(5,776,262)	(21,370,102)
Class R (b)	(216,978)	(770,497)	(1,535,470)	(5,830,580)
Class R1	(143,291)	(478,327)	(102,945)	(397,221)
Former Class R2 (b)	(204,368)	(726,540)	(126,552)	(488,613)
Class R2 (formerly Class R3)	(1,062,157)	(3,255,693)	(612,741)	(2,355,230)
Class R3 (formerly Class R4)	(648,871)	(1,987,964)	(1,545,791)	(5,968,505)
Class 529A	(51,450)	(163,260)	(44,221)	(164,872)
Class 529B	(21,238)	(64,126)	(8,721)	(32,828)
Class 529C	(24,382)	(71,682)	(63,456)	(243,350)
	(81,860,019)	$(255,097,836)	(117,522,710)	$(446,336,110)

50

Notes to Financial Statements – continued

	Year ended 1/31/09		Year ended 1/31/08
	Shares	Amount	Shares	Amount
Net change
Class A	3,707,368	$1,228,766	(30,179,002)	$(113,229,158)
Class B	(10,604,107)	(33,763,357)	(17,994,018)	(68,807,381)
Class C	(3,602,366)	(11,393,817)	(4,021,778)	(15,267,808)
Class I	2,632,049	5,118,135	9,189,423	35,590,055
Class R (b)	(205,787)	(731,387)	(1,085,513)	(4,123,250)
Class R1	20,437	36,588	263,343	1,001,679
Former Class R2 (b)	(185,169)	(658,899)	68,004	253,299
Class R2 (formerly Class R3)	(160,469)	(270,310)	929,244	3,502,289
Class R3 (formerly Class R4)	438,573	1,376,879	942,876	3,679,249
Class R4 (formerly Class R5)	1,532	4,620	1,248	4,734
Class 529A	(4,624)	(16,590)	19,332	75,434
Class 529B	13,757	48,990	8,135	32,060
Class 529C	(1,290)	6,382	(37,317)	(144,093)
	(7,950,096)	$(39,014,000)	(41,896,023)	$(157,432,891)

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund and MFS Moderate Allocation Fund were the owners of record of approximately 13% and 12%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund and the MFS Lifetime 2030 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to the fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended January 31, 2009, the fund’s commitment fee and interest expense were $3,967 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

51

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	31,031,601	300,806,547	(296,594,676)	35,243,472

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$755,120	$35,243,472

(8)	Subsequent Event

On February 25, 2009, the trustees of the fund approved the proposed Agreement and Plan of Reorganization, whereby MFS Floating Rate High Income Fund would be reorganized into MFS High Income Fund. The Agreement and Plan of Reorganization provides for the transfer of the assets of the MFS Floating Rate High Income Fund to the MFS High Income Fund and the assumption by the MFS High Income Fund of the liabilities of the MFS Floating Rate High Income Fund in exchange solely for shares of beneficial interest in the MFS High Income Fund. Immediately following the transfer, the MFS High Income Fund shares received by the MFS Floating Rate High Income Fund will be distributed to shareholders, pro rata, and the MFS Floating Rate High Income Fund will be liquidated and terminated. The Agreement and Plan of Reorganization is subject to the approval of the shareholders of the MFS Floating Rate High Income Fund. If approved by shareholders, it is expected that the reorganization will occur on or around July 24, 2009.

52

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of

MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (the “Fund”) (one of the portfolios comprising MFS Series Trust III) as of January 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Fund as of January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2009

53

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

54

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

55

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

56

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

57

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

58

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
John Addeo
David Cole

59

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

60

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

61

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

8 a.m. to 8 p.m. Eastern time

Investment professionals

1-800-343-2829

8 a.m. to 8 p.m. Eastern time

Retirement plan services

1-800-637-1255

8 a.m. to 8 p.m. Eastern time

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign-up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® High Yield Opportunities Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

1/31/09

HYO-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

March 16, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Utilities — Electric Power	8.9%
Medical & Health Technology & Services	8.6%
Energy — Independent	5.8%
Gaming & Lodging	4.9%
Emerging Market Sovereign	4.8%

Credit quality of bonds (r)
AAA	3.7%
AA	1.9%
A	2.3%
BBB	5.8%
BB	21.0%
B	42.0%
CCC	16.2%
CC	1.9%
C	0.3%
D	0.3%
Not Rated	4.6%

Portfolio facts
Average Duration (d)(i)	3.9
Average Life (i)(m)	6.6 yrs.
Average Maturity (i)(m)	8.5 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	B+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 1/31/09.

Percentages are based on net assets as of 1/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2009, Class A shares of the MFS High Yield Opportunities Fund provided a total return of
–28.79%. This compares with a return of –20.67% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, the distressed sale of Wachovia, the virtual failure of Iceland’s banking sector, and the collapse of the global auto industry. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 was among the most intense in the post-World War II period.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did rapidly slowing global growth result in a very

3

Management Review – continued

precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s greater exposure to “B” and “CCC” rated (s) securities detracted from performance as credit spreads for these securities widened more than higher rated securities over the reporting period.

The fund’s greater exposure to the banking sector and commercial mortgage-backed securities (CMBS) also held back relative results as holdings within these sectors suffered amid the global credit crisis. Debt holdings of financial services companies, JPMorgan Chase and Nuveen, were among the fund’s top relative detractors for the reporting period.

Security selection was another negative factor for relative performance. The fund’s top detractors included media companies, Young Broadcasting and Idearc, and gaming and lodging companies, Station Casinos, Harrah’s, and Trump Entertainment. Holdings of television broadcasting company Newport Television and autos manufacturer General Motors also hurt relative returns.

Contributors to Performance

The fund’s exposure to “BB” rated securities contributed to relative performance as these securities outperformed the benchmark over the reporting period.

Individual contributors during the reporting period included the debt of global finance firm GMAC LLC, wireless telecommunications network operator Alltel, steel servicing and distribution company PNA Group (g), and hospital operators Hospital Corporation of America (HCA) and Community Health Systems. Bond holdings of power generation company NRG Energy, airline carrier Continental Airlines, medical products manufacture LVB Acquisition (g), and communications company L-3 Communications also aided relative results.

Respectfully,

John Addeo	David Cole	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(g)	Security was not held in the portfolio at period end.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

4

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a hypothetical $10,000 investment

6

Performance Summary – continued

Total Returns through 1/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	7/01/98	(28.79)%	(2.10)%	3.21%
B	7/01/98	(29.31)%	(2.74)%	2.55%
C	7/01/98	(29.32)%	(2.73)%	2.54%
I	7/01/98	(28.57)%	(1.79)%	3.54%
W	6/02/08	(28.68)% (y)	(2.07)%	3.23%
R1	6/02/08	(29.32)% (y)	(2.75)%	2.54%
R2	6/02/08	(29.07)% (y)	(2.68)%	2.58%
R3	6/02/08	(28.76)% (y)	(2.09)%	3.22%
R4	6/02/08	(28.63)% (y)	(2.06)%	3.23%

Comparative benchmark

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	(20.67)%	(0.01)%	2.62%

Average annual with sales charge

A With Initial Sales Charge (4.75%)	(32.17)%	(3.05)%	2.71%
B With CDSC (Declining over six years from 4% to 0%) (x)	(31.87)%	(3.00)%	2.55%
C With CDSC (1% for 12 months) (x)	(29.96)%	(2.73)%	2.54%

Class I, W, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

(x)	Assuming redemption at the end of the applicable period.

(y)	The average annual 1-yr total return is a blended return (see Notes to Performance Summary), while the total return in the Financial Highlights is calculated from inception date through current period end; thus, they may differ.

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index (formerly known as Lehman Brothers U.S. High-Yield Corporate Bond Index) – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Performance for Class W, Class R3, and Class R4 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1 and Class R2 shares includes the performance of the fund’s Class B shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2008 through January 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2008 through January 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/08	Ending Account Value 1/31/09	Expenses Paid During Period (p) 8/01/08-1/31/09
A	Actual	0.85%	$1,000.00	$722.90	$3.68
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
B	Actual	1.50%	$1,000.00	$719.83	$6.48
	Hypothetical (h)	1.50%	$1,000.00	$1,017.60	$7.61
C	Actual	1.50%	$1,000.00	$719.87	$6.48
	Hypothetical (h)	1.50%	$1,000.00	$1,017.60	$7.61
I	Actual	0.50%	$1,000.00	$723.68	$2.17
	Hypothetical (h)	0.50%	$1,000.00	$1,022.62	$2.54
W	Actual	0.59%	$1,000.00	$723.87	$2.56
	Hypothetical (h)	0.59%	$1,000.00	$1,022.17	$3.00
R1	Actual	1.50%	$1,000.00	$719.83	$6.48
	Hypothetical (h)	1.50%	$1,000.00	$1,017.60	$7.61
R2	Actual	1.00%	$1,000.00	$721.77	$4.33
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08
R3	Actual	0.74%	$1,000.00	$723.24	$3.21
	Hypothetical (h)	0.74%	$1,000.00	$1,021.42	$3.76
R4	Actual	0.50%	$1,000.00	$724.23	$2.17
	Hypothetical (h)	0.50%	$1,000.00	$1,022.62	$2.54

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 87.2%
Issuer	Shares/Par	Value ($)

Aerospace - 1.1%
Bombardier, Inc., 6.3%, 2014 (n)	$920,000	$745,200
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	460,000	147,200
Hawker Beechcraft Acquisition Co. LLC, 9.75%, 2017	685,000	123,300
Vought Aircraft Industries, Inc., 8%, 2011	5,540,000	3,379,400

		$4,395,100
Airlines - 0.9%
AMR Corp., 7.858%, 2013	$1,090,000	$953,749
Continental Airlines, Inc., 7.339%, 2014	3,604,000	2,403,867
Continental Airlines, Inc., 6.9%, 2017	154,880	103,769
Continental Airlines, Inc., 6.748%, 2017	301,047	213,742

		$3,675,127
Alcoholic Beverages - 0.4%
Anheuser-Busch Companies, Inc., 7.75%, 2019 (z)	$1,705,000	$1,729,594

Apparel Manufacturers - 0.0%
Propex Fabrics, Inc., 10%, 2012 (d)	$3,605,000	$4,506

Asset Backed & Securitized - 4.6%
Anthracite Ltd., CDO, 6%, 2037 (z)	$1,500,000	$150,000
Arbor Realty Mortgage Securities, CDO, FRN, 6.719%, 2038 (z)	1,281,874	51,274
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (n)	1,025,662	61,539
Babson Ltd., CLO, “D”, FRN, 2.594%, 2018 (n)	1,005,000	95,474
Banc of America Commercial Mortgage, Inc., 6.201%, 2018 (z)	3,830,049	523,237
Banc of America Commercial Mortgage, Inc., 5.39%, 2045	897,762	417,771
Banc of America Commercial Mortgage, Inc., 5.772%, 2017	3,729,874	1,596,620
Banc of America Commercial Mortgage, Inc., FRN, 5.658%, 2017	1,600,000	977,753
Banc of America Commercial Mortgage, Inc., FRN, 5.812%, 2017	868,209	390,272
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2017	1,535,000	1,008,879
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2017	2,500,000	336,089
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	834,050	383,295
Crest Ltd., CDO, 7%, 2040	993,500	134,123
CWCapital Cobalt Ltd., “C1”, 5.223%, 2048	440,000	308,141
Falcon Franchise Loan LLC, FRN, 4.037%, 2025 (i)(z)	1,575,910	115,514
GS Mortgage Securities Corp., “GG8”, 5.56%, 2039	1,835,000	1,294,774
JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 2045	2,617,073	1,235,464
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	2,540,000	1,528,115

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., 5.466%, 2047	$ 1,756,714	$767,156
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.746%, 2049	1,607,194	275,930
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.746%, 2049	2,453,353	413,373
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.746%, 2049	6,734,569	1,045,474
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	1,390,000	240,638
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.989%, 2030 (i)	1,852,197	54,336
Merrill Lynch Mortgage Trust, FRN, 5.829%, 2050	1,390,000	235,848
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.204%, 2049	2,831,056	1,303,493
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050	1,535,000	850,812
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050	725,000	304,303
Morgan Stanley Capital I, Inc., 1.484%, 2039 (i)(n)	4,926,790	85,726
Preferred Term Securities XII Ltd., CDO, 0%, 2033 (a)(e)(z)	1,775,000	178
Preferred Term Securities XVI Ltd., CDO, 0%, 2035 (a)(e)(z)	3,250,000	325
Preferred Term Securities XVII Ltd., CDO, 0%, 2035 (a)(e)(z)	1,813,000	181
Wachovia Bank Commercial Mortgage Trust, FRN, 5.692%, 2047	1,607,503	270,578
Wachovia Bank Commercial Mortgage Trust, FRN, 5.752%, 2047	1,014,976	158,635
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2051	2,821,707	1,251,629

		$17,866,949
Automotive - 3.2%
Accuride Corp., 8.5%, 2015	$ 1,600,000	$456,000
Allison Transmission, Inc., 11%, 2015 (n)	3,155,000	1,751,025
FCE Bank PLC, 7.125%, 2012	EUR 3,850,000	3,549,269
Ford Motor Credit Co. LLC, 9.75%, 2010	$ 1,630,000	1,345,325
Ford Motor Credit Co. LLC, 12%, 2015	3,259,000	2,410,676
Ford Motor Credit Co. LLC, 8%, 2016	1,260,000	754,475
General Motors Corp., 8.375%, 2033	2,977,000	416,780
Goodyear Tire & Rubber Co., 9%, 2015	1,690,000	1,559,025

		$12,242,575
Broadcasting - 4.0%
Allbritton Communications Co., 7.75%, 2012	$ 3,887,000	$1,924,065
Bonten Media Acquisition Co., 9%, 2015 (p)(z)	2,560,000	736,000
CanWest MediaWorks LP, 9.25%, 2015 (n)	2,040,000	295,800

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Broadcasting - continued
Clear Channel Communications, 10.75%, 2016 (n)	$755,000	$151,000
DirectTV Holdings LLC, 7.625%, 2016	2,980,000	2,927,850
Lamar Media Corp., 6.625%, 2015	2,175,000	1,631,250
Lamar Media Corp., “C”, 6.625%, 2015	1,820,000	1,365,000
LBI Media Holdings, Inc., 11% to 2013	4,375,000	1,755,469
LBI Media, Inc., 8.5%, 2017 (z)	1,895,000	663,250
LIN TV Corp., 6.5%, 2013	2,130,000	1,171,500
Local TV Finance LLC, 9.25%, 2015 (p)(z)	2,975,000	360,719
Newport Television LLC, 13%, 2017 (n)(p)	3,970,000	332,488
Nexstar Broadcasting Group, Inc., 7%, 2014	3,280,000	1,459,600
Univision Communications, Inc., 9.75%, 2015 (n)(p)	4,445,000	733,425
Young Broadcasting, Inc., 8.75%, 2014 (d)	4,595,000	11,488

		$15,518,904
Brokerage & Asset Managers - 0.4%
Nuveen Investments, Inc., 10.5%, 2015 (n)	$5,125,000	$1,409,375

Building - 1.6%
Associated Materials, Inc., 9.75%, 2012	$860,000	$765,400
Associated Materials, Inc., 0% to 2009, 11.25% to 2014	2,140,000	963,000
Building Materials Corp. of America, 7.75%, 2014	1,940,000	1,280,400
Nortek, Inc., 10%, 2013	1,460,000	846,800
Nortek, Inc., 8.5%, 2014	2,040,000	418,200
Ply Gem Industries, Inc., 9%, 2012	2,850,000	783,750
Ply Gem Industries, Inc., 11.75%, 2013	1,795,000	996,225

		$6,053,775
Business Services - 1.1%
First Data Corp., 9.875%, 2015	$3,690,000	$2,066,400
SunGard Data Systems, Inc., 10.25%, 2015	3,238,000	2,201,840

		$4,268,240
Cable TV - 2.5%
CCO Holdings LLC, 8.75%, 2013	$3,145,000	$2,295,850
Charter Communications, Inc., 8.375%, 2014 (n)	1,075,000	892,250
CSC Holdings, Inc., 8.5%, 2014 (z)	540,000	530,550
CSC Holdings, Inc., 8.5%, 2015 (n)	2,130,000	2,050,125
Mediacom LLC, 9.5%, 2013	800,000	704,000
Virgin Media, Inc., 9.125%, 2016	3,664,000	3,077,760

		$9,550,535

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - 2.3%
Innophos Holdings, Inc., 8.875%, 2014	$3,140,000	$2,449,200
KI Holdings, Inc., 0% to 2009, 9.875% to 2014	4,981,000	4,115,551
Momentive Performance Materials, Inc., 11.5%, 2016	5,118,000	1,253,910
Nalco Co., 8.875%, 2013	1,280,000	1,196,800

		$9,015,461
Consumer Goods & Services - 2.5%
GEO Group, Inc., 8.25%, 2013	$1,345,000	$1,183,600
Jarden Corp., 7.5%, 2017	2,705,000	1,947,600
KAR Holdings, Inc., 7.193%, 2014	815,000	342,300
KAR Holdings, Inc., 10%, 2015	2,310,000	831,600
Service Corp. International, 6.75%, 2016	2,000,000	1,795,000
Service Corp. International, 7%, 2017	2,870,000	2,611,700
Ticketmaster, 10.75%, 2016 (n)	1,460,000	876,000

		$9,587,800
Containers - 1.1%
Crown Americas LLC, 7.625%, 2013	$1,465,000	$1,465,000
Graham Packaging Holdings Co., 9.875%, 2014	3,720,000	2,362,200
Greif, Inc., 6.75%, 2017	685,000	602,800

		$4,430,000
Defense Electronics - 0.9%
L-3 Communications Corp., 5.875%, 2015	$3,620,000	$3,312,300

Electronics - 0.4%
Avago Technologies Ltd., 11.875%, 2015	$1,705,000	$1,270,225
Freescale Semiconductor, Inc., 8.875%, 2014	1,290,000	283,800
Spansion, Inc., 11.25%, 2016 (d)(n)	4,545,000	159,075

		$1,713,100
Emerging Market Quasi-Sovereign - 3.1%
Banco Nacional de Desenvolvimento Economico e Social, 6.369%, 2018 (n)	$1,338,000	$1,217,580
Corporacion Nacional del Cobre de Chile, 7.5%, 2019 (z)	231,000	233,012
Corporación Nacional del Cobre de Chile, 5.625%, 2035	3,362,000	2,320,039
Gazprom International S.A., 7.201%, 2020	2,266,904	1,858,862
Korea Development Bank, 8%, 2014	1,052,000	1,045,099
Majapahit Holding B.V., 7.75%, 2016 (n)	309,000	200,850
Majapahit Holding B.V., 7.25%, 2017 (n)	723,000	455,490
NAK Naftogaz Ukrainy, 8.125%, 2009	1,000,000	585,000
OAO Gazprom, 9.625%, 2013	1,340,000	1,259,600
Pemex Project Funding Master Trust, 5.75%, 2018	1,708,000	1,451,800
Pemex Project Funding Master Trust, 6.625%, 2035	191,000	151,579

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Petroleos Mexicanos, 8%, 2019 (n)	$1,062,000	$1,059,345

		$11,838,256
Emerging Market Sovereign - 4.7%
Federative Republic of Brazil, 6%, 2017	$1,011,000	$1,000,890
Federative Republic of Brazil, 8%, 2018	1,632,000	1,751,136
Federative Republic of Brazil, 5.875%, 2019	250,000	238,750
Federative Republic of Brazil, 11%, 2040	924,000	1,153,152
Republic of Argentina, FRN, 3.127%, 2012	2,127,900	1,236,133
Republic of Colombia, 7.375%, 2017	468,000	472,680
Republic of Columbia, 7.375%, 2019	219,000	216,810
Republic of Colombia, 7.375%, 2037	892,000	813,950
Republic of El Salvador, 8.25%, 2032	875,000	686,875
Republic of Indonesia, 6.875%, 2018	573,000	446,940
Republic of Indonesia, 6.875%, 2018 (n)	675,000	526,500
Republic of Peru, 6.55%, 2037	860,000	765,400
Republic of Philippines, 8%, 2016	329,000	342,160
Republic of Philippines, 8.375%, 2019	103,000	106,605
Republic of Philippines, 9.5%, 2030	234,000	262,665
Republic of Philippines, 7.75%, 2031	346,000	335,620
Republic of Turkey, 7%, 2019	883,000	834,435
Republic of Turkey, 6.875%, 2036	2,843,000	2,245,970
Republic of Uruguay, 9.25%, 2017	1,349,000	1,402,960
Republic of Uruguay, 8%, 2022	2,331,000	2,127,038
Republic of Uruguay, 7.625%, 2036	236,000	194,110
Republic of Venezuela, 10.75%, 2013	1,029,000	694,575
Republic of Venezuela, 7%, 2018	824,000	366,680

		$18,222,034
Energy - Independent - 5.4%
Chaparral Energy, Inc., 8.875%, 2017	$3,510,000	$772,200
Chesapeake Energy Corp., 9.5%, 2015	605,000	592,900
Chesapeake Energy Corp., 6.375%, 2015	4,390,000	3,709,550
Delta Petroleum Corp., 7%, 2015	135,000	48,600
Forest Oil Corp., 7.25%, 2019	795,000	661,838
Hilcorp Energy I LP, 7.75%, 2015 (n)	1,670,000	1,302,600
Hilcorp Energy I LP, 9%, 2016 (n)	2,275,000	1,854,125
Mariner Energy, Inc., 8%, 2017	2,280,000	1,459,200
Newfield Exploration Co., 6.625%, 2016	525,000	464,625
OPTI Canada, Inc., 8.25%, 2014	5,210,000	2,396,600
Petrohawk Energy Corp., 10.5%, 2014 (z)	705,000	671,513
Plains Exploration & Production Co., 7%, 2017	3,725,000	3,115,031
Quicksilver Resources, Inc., 7.125%, 2016	3,655,000	2,521,950

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
Range Resource Corp., 7.5%, 2016	$245,000	$230,300
SandRidge Energy, Inc., 8%, 2018 (n)	1,395,000	1,102,050

		$20,903,082
Energy - Integrated - 0.1%
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022 (n)	$674,000	$530,236

Entertainment - 1.0%
AMC Entertainment, Inc., 11%, 2016	$1,740,000	$1,487,700
Marquee Holdings, Inc., 9.505%, 2014	3,945,000	2,544,525

		$4,032,225
Financial Institutions - 1.2%
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011 (z)	$4,421,000	$3,480,618
GMAC Commercial Mortgage Securities, Inc., 7%, 2012 (z)	835,000	609,274
GMAC Commercial Mortgage Securities, Inc., 8%, 2031 (z)	1,123,000	672,639

		$4,762,531
Food & Beverages - 2.3%
ARAMARK Corp., 8.5%, 2015	$1,070,000	$1,040,575
B&G Foods, Inc., 8%, 2011	1,525,000	1,372,500
Dean Foods Co., 7%, 2016	2,900,000	2,682,500
Del Monte Corp., 6.75%, 2015	2,180,000	2,049,200
Independencia International, 9.875%, 2015 (n)	568,000	357,840
Michael Foods, Inc., 8%, 2013	1,400,000	1,232,000

		$8,734,615
Forest & Paper Products - 2.3%
Abitibi-Consolidated, Inc., 7.4%, 2018	$1,870,000	$280,500
Buckeye Technologies, Inc., 8%, 2010	491,000	475,043
Georgia-Pacific Corp., 7.125%, 2017 (n)	2,835,000	2,586,938
Georgia-Pacific Corp., 8%, 2024	885,000	646,050
Graphic Packaging International Corp., 9.5%, 2013	1,505,000	1,143,800
Jefferson Smurfit Corp., 8.25%, 2012 (d)	975,000	107,250
JSG Funding PLC, 7.75%, 2015	1,365,000	791,700
Millar Western Forest Products Ltd., 7.75%, 2013	4,965,000	2,594,213
NewPage Holding Corp., 10%, 2012	355,000	136,675
Smurfit-Stone Container Corp., 8%, 2017 (d)	1,523,000	159,915

		$8,922,084
Gaming & Lodging - 4.1%
Boyd Gaming Corp., 6.75%, 2014	$805,000	$535,325
Firekeepers Development Authority, 13.875%, 2015 (z)	2,355,000	1,577,850

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - continued
Fontainebleau Las Vegas Holdings LLC, 11%, 2015 (n)	$3,510,000	$386,100
Harrah’s Operating Co., Inc., 10.75%, 2016 (n)	5,445,000	1,279,575
Harrah’s Operating Co., Inc., 10%, 2018 (z)	1,249,000	449,640
Host Hotels & Resorts, Inc., 7.125%, 2013	1,250,000	1,081,250
Host Hotels & Resorts, Inc., 6.75%, 2016	815,000	652,000
MGM Mirage, 8.375%, 2011	2,855,000	1,655,900
MGM Mirage, 5.875%, 2014	1,230,000	694,950
MTR Gaming Group, Inc., 9%, 2012	970,000	489,850
Newland International Properties Corp., 9.5%, 2014 (n)	1,948,000	818,160
Pinnacle Entertainment, Inc., 8.75%, 2013	145,000	133,400
Pinnacle Entertainment, Inc., 7.5%, 2015	4,430,000	3,211,750
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 2012	820,000	713,400
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	600,000	402,000
Station Casinos, Inc., 6%, 2012	830,000	157,700
Station Casinos, Inc., 6.5%, 2014	3,810,000	114,300
Station Casinos, Inc., 6.875%, 2016	6,275,000	188,250
Trump Entertainment Resorts, Inc., 8.5%, 2015 (d)	7,795,000	1,149,763

		$15,691,163
Industrial - 1.4%
Blount International, Inc., 8.875%, 2012	$1,305,000	$1,246,275
JohnsonDiversey, Inc., 9.625%, 2012	EUR 840,000	860,429
JohnsonDiversey, Inc., “B”, 9.625%, 2012	$3,990,000	3,391,500

		$5,498,204
Insurance - Property & Casualty - 0.5%
USI Holdings Corp., 9.75%, 2015 (z)	$4,015,000	$1,846,900

Major Banks - 1.5%
Bank of America Corp., 8% to 2018, FRN to 2059	$3,790,000	$2,007,374
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	3,795,000	2,884,390
Wells Fargo Capital XV, 9.75% to 2013, FRN to 2044	815,000	766,100

		$5,657,864
Medical & Health Technology & Services - 8.0%
Accellent, Inc., 10.5%, 2013	$2,320,000	$1,647,200
Biomet, Inc., 11.625%, 2017	2,800,000	2,604,000
Community Health Systems, Inc., 8.875%, 2015	4,845,000	4,663,313
Cooper Cos., Inc., 7.125%, 2015	320,000	272,000
DaVita, Inc., 6.625%, 2013	748,000	723,690
DaVita, Inc., 7.25%, 2015	2,001,000	1,930,965
Fresenius Medical Care AG & Co., 9%, 2015 (z)	915,000	919,575
HCA, Inc., 9%, 2014	4,680,000	3,334,603

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
HCA, Inc., 6.375%, 2015	$2,920,000	$2,044,000
HCA, Inc., 9.25%, 2016	3,320,000	3,170,600
Psychiatric Solutions, Inc., 7.75%, 2015	2,280,000	1,869,600
Surgical Care Affiliates, Inc., 10%, 2017 (z)	2,815,000	1,604,550
U.S. Oncology, Inc., 10.75%, 2014	3,040,000	2,736,000
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,910,000	1,613,950
Universal Hospital Services, Inc., FRN, 5.943%, 2015	590,000	395,300
VWR Funding, Inc., 10.25%, 2015 (p)	2,045,000	1,513,300

		$31,042,646
Metals & Mining - 3.7%
Arch Western Finance LLC, 6.75%, 2013	$1,210,000	$1,146,475
FMG Finance Ltd., 10.625%, 2016 (n)	6,125,000	3,981,250
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	4,605,000	3,822,150
Freeport-McMoRan Copper & Gold, Inc., FRN, 7.084%, 2015	934,000	663,140
Peabody Energy Corp., 5.875%, 2016	1,230,000	1,107,000
Peabody Energy Corp., 7.375%, 2016	3,135,000	3,056,625
Rio Tinto Finance USA Ltd., 5.875%, 2013	770,000	677,387

		$14,454,027
Municipals - 0.7%
Regional Transportation Authority, IL, “A”, MBIA, 4.5%, 2035	$3,025,000	$2,581,323

Natural Gas - Distribution - 0.4%
AmeriGas Partners LP, 7.125%, 2016	$1,515,000	$1,393,800

Natural Gas - Pipeline - 1.6%
Atlas Pipeline Partners LP, 8.125%, 2015	$1,270,000	$863,600
Atlas Pipeline Partners LP, 8.75%, 2018	1,655,000	1,092,300
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	345,000	330,338
El Paso Corp., 7.25%, 2018	1,785,000	1,633,275
Intergas Finance B.V., 6.875%, 2011	383,000	302,570
Intergas Finance B.V., 6.875%, 2011 (n)	408,000	322,320
Williams Partners LP, 7.25%, 2017	1,955,000	1,739,950

		$6,284,353
Network & Telecom - 3.3%
Cincinnati Bell, Inc., 8.375%, 2014	$3,155,000	$2,823,725
Citizens Communications Co., 9.25%, 2011	1,250,000	1,259,375
Global Village Telecom Finance LLC, 12%, 2011	455,000	452,725
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	2,037,000	1,649,970
Qwest Communications International, Inc., 7.25%, 2011	3,505,000	3,242,125

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Network & Telecom - continued
Qwest Corp., 7.875%, 2011	$1,400,000	$1,386,000
Windstream Corp., 8.625%, 2016	1,800,000	1,773,000

		$12,586,920
Oil Services - 0.7%
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	$2,494,000	$2,020,140
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	914,000	658,080

		$2,678,220
Oils - 0.1%
Petroleos de Venezuela S.A., 5.25%, 2017	$1,327,000	$510,895

Other Banks & Diversified Financials - 0.5%
Export-Import Bank Of Korea, 8.125%, 2014	$801,000	$807,849
RSHB Capital S.A., 7.125%, 2014	1,038,000	788,880
RSHB Capital S.A., 7.125%, 2014 (n)	200,000	152,000

		$1,748,729
Printing & Publishing - 1.2%
American Media Operations, Inc., 9%, 2013 (p)(z)	$233,836	$140,302
American Media Operations, Inc., 14%, 2013 (p)(z)	2,411,457	1,205,729
Dex Media West LLC, 9.875%, 2013	3,115,000	903,350
Dex Media, Inc., 9%, 2013	2,002,000	250,250
Idearc, Inc., 8%, 2016	2,558,000	79,938
Morris Publishing, 7%, 2013	2,470,000	197,600
Nielsen Finance LLC, 10%, 2014	1,450,000	1,283,250
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	1,456,000	589,680
Quebecor World, Inc., 6.125%, 2013 (d)	2,060,000	92,700
Tribune Co., 5.25%, 2015 (d)	1,240,000	27,900

		$4,770,699
Retailers - 0.9%
Couche-Tard, Inc., 7.5%, 2013	$635,000	$590,550
General Nutrition Centers, Inc., 7.584%, 2014 (p)	2,345,000	1,407,000
Rite Aid Corp., 9.5%, 2017	650,000	185,250
Sally Beauty Holdings, Inc., 10.5%, 2016	1,590,000	1,311,750

		$3,494,550
Specialty Stores - 0.4%
Payless ShoeSource, Inc., 8.25%, 2013	$2,035,000	$1,729,750

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - 2.7%
Alltel Corp., 7%, 2012	$ 1,515,000	$1,560,450
Alltel Corp., 6.5%, 2013	740,000	740,000
Crown Castle International Corp., 9%, 2015	855,000	827,213
MetroPCS Wireless, Inc., 9.25%, 2014	1,455,000	1,347,694
Sprint Nextel Corp., 8.375%, 2012	1,275,000	1,020,000
Sprint Nextel Corp., FRN, 1.866%, 2010	1,395,000	1,192,711
Vimpel-Communications, 8.375%, 2013 (n)	733,000	535,090
Wind Acquisition Finance S.A., 10.75%, 2015 (z)	3,500,000	3,115,000

		$10,338,158
Tobacco - 0.6%
Altria Group, Inc., 9.7%, 2018	$ 1,985,000	$2,172,199

Transportation - 0.0%
Peru Enhanced Pass-Through Trust, 0%, 2018 (n)	$ 335,119	$184,316

Transportation - Services - 0.6%
Eurocar Groupe S.A., FRN, 7.745%, 2013 (n)	EUR 1,560,000	$589,240
Hertz Corp., 8.875%, 2014	$ 2,690,000	1,755,225

		$2,344,465
Utilities - Electric Power - 7.1%
AES Corp., 8%, 2017	$ 1,345,000	$1,264,300
Centrais Eletricas Brasileiras S.A., 7.75%, 2015	803,000	819,060
Dynegy Holdings, Inc., 7.5%, 2015	1,795,000	1,427,025
Dynegy Holdings, Inc., 7.75%, 2019	850,000	658,750
Edison Mission Energy, 7%, 2017	2,885,000	2,683,050
EEB International Ltd., 8.75%, 2014 (n)	496,000	476,160
Enersis S.A., 7.375%, 2014	709,000	724,001
ISA Capital do Brasil S.A., 8.8%, 2017	909,000	831,735
Mirant Americas Generation LLC, 8.3%, 2011	1,900,000	1,866,750
Mirant Americas Generation LLC, 8.5%, 2021	1,250,000	1,062,500
Mirant North America LLC, 7.375%, 2013	3,000,000	2,895,000
NGC Corp. Capital Trust, 8.316%, 2027	1,975,000	967,750
NRG Energy, Inc., 7.375%, 2016	7,060,000	6,724,650
Texas Competitive Electric Holdings, LLC, 10.25%, 2015	6,750,000	4,995,000

		$27,395,731
Utilities - Gas - 0.1%
TGI International Ltd., 9.5%, 2017 (n)	$ 396,000	$377,190
Total Bonds (Identified Cost, $511,102,419)		$337,500,506

20

Portfolio of Investments – continued

Floating Rate Loans - 6.5% (g)(r)
Issuer	Shares/Par	Value ($)

Aerospace - 0.5%
Hawker Beechcraft Acquisition Co., Letter of Credit, 3.45%, 2014	$150,780	$81,673
Hawker Beechcraft Acquisition Co., Term Loan B, 2.75%, 2014	3,585,735	1,942,274

		$2,023,947
Automotive - 1.1%
Accuride Corp., Term Loan B, 3.93%, 2012	$243,284	$170,472
Federal Mogul Corp., Term Loan B, 2.36%, 2014	2,182,084	1,025,579
Ford Motor Co., Term Loan B, 5%, 2013	4,403,744	1,581,680
General Motors Corp., Term Loan B, 2.78%, 2013 (o)	2,895,261	1,259,439
Mark IV Industries, Inc., Second Lien Term Loan, 10.38%, 2011	3,589,759	179,488

		$4,216,658
Broadcasting - 0.4%
Gray Television, Inc., Term Loan B, 2014 (o)	$891,228	$377,286
Young Broadcasting, Inc., Term Loan B, 5.24%, 2012 (d)	2,135,540	788,371
Young Broadcasting, Inc., Term Loan B-1, 5.24%, 2012 (d)	788,102	290,941

		$1,456,598
Building - 0.3%
Building Materials Corp., Term Loan B, 2014 (o)	$244,230	$156,133
Roofing Supply Group, Inc., Term Loan B, 9.24%, 2013	2,207,003	993,151

		$1,149,284
Business Services - 0.7%
First Data Corp., Term Loan B-1, 3.14%, 2014	$4,220,869	$2,662,313

Cable TV - 0.2%
Charter Communications Operating LLC, Term Loan B, 3.44%, 2014 (o)	$1,108,276	$843,802

Consumer Goods & Services - 0.1%
KAR Holdings, Inc., Term Loan, 2013 (o)	$336,925	$223,381

Electronics - 0.1%
Freescale Semiconductor, Inc., Term Loan B, 3.93%, 2013	$851,155	$428,651

Energy - Independent - 0.3%
Crimson Exploration, Inc., Second Lien Term Loan, 6.13%, 2012	$1,888,867	$1,133,320

Forest & Paper Products - 0.2%
Abitibi-Consolidated, Inc., Term Loan, 11.5%, 2009	$932,854	$673,987

Gaming & Lodging - 0.1%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.63%, 2014	$5,131,694	$551,657

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Industrial - 0.0%
Oshkosh Truck, Term Loan B, 2013 (o)	$263,169	$179,832

Medical & Health Technology & Services - 0.4%
Community Health Systems, Inc., Delayed Draw Term Loan B, 2.94%, 2014	$10,394	$8,787
Community Health Systems, Inc., Term Loan, 4.44%, 2014	202,871	171,502
HCA, Inc., Term Loan B, 3.7%, 2013	1,721,755	1,419,470

		$1,599,759
Printing & Publishing - 0.3%
Nielsen Co., Term Loan, 3.88%, 2013	$479,348	$379,884
Tribune Co., Term Loan B, 6.5%, 2014 (d)	3,327,162	712,568

		$1,092,452
Specialty Chemicals - 0.1%
Lyondell Basell, Term Loan B-2, 2014 (o)	$709,338	$163,148
Lyondell Basell, Term Loan B-2, 2014 (o)	1,098,111	351,395

		$514,543
Specialty Stores - 0.1%
Michaels Stores, Inc., Term Loan B, 2.77%, 2013	$538,656	$323,463

Utilities - Electric Power - 1.6%
Calpine Corp., Term Loan, 4.33%, 2014	$2,399,251	$1,838,925
NRG Energy, Inc., Letter of Credit, 1.35%, 2013	588,203	542,083
NRG Energy, Inc., Term Loan B, 2.66%, 2013	1,196,969	1,103,115
TXU Corp. Term Loan B-3, 3.9%, 2014	3,954,866	2,747,643

		$6,231,766
Total Floating Rate Loans (Identified Cost, $42,474,165)		$25,305,413

Common Stocks - 1.8%
Automotive - 0.0%
Oxford Automotive, Inc. (a)	29	$0

Cable TV - 1.0%
Cablevision Systems Corp., “A”	60,000	$961,800
Comcast Corp., “A”	159,800	2,341,070
Time Warner Cable, Inc., “A” (a)	33,200	618,516

		$3,921,386
Containers - 0.1%
Owens-Illinois, Inc. (a)	12,400	$235,600

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 0.0%
SandRidge Energy, Inc. (a)	490	$3,263

Energy - Integrated - 0.2%
Chevron Corp.	14,100	$994,332

Gaming & Lodging - 0.3%
MGM Mirage (a)	37,400	$299,200
Pinnacle Entertainment, Inc. (a)	123,000	833,940

		$1,133,140
Printing & Publishing - 0.0%
American Media, Inc. (a)	45,771	$97,950

Telephone Services - 0.2%
Windstream Corp.	88,700	$769,916
Total Common Stocks (Identified Cost, $12,489,310)		$7,155,587

Preferred Stocks - 0.5%
Automotive - 0.1%
Preferred Blocker, Inc., 7% (a)(z)	1,119	$279,260

Broadcasting - 0.0%
Spanish Broadcasting Systems, Inc., “B”, 10.75%	2,028	$119,657

Major Banks - 0.4%
Bank of America Corp.	99,325	$1,368,699
Total Preferred Stocks (Identified Cost, $5,287,492)		$1,767,616

Money Market Funds (v) - 1.4%
MFS Institutional Money Market Portfolio, 0.44%, at Cost and Net Asset Value	5,539,205	$5,539,205
Total Investments (Identified Cost, $576,892,591)		$377,268,327

Other Assets, Less Liabilities - 2.6%		9,912,433
Net Assets - 100.0%		$387,180,760

(a)	Non-income producing security.
(d)	Non-income producing security - in default.
(e)	The rate shown represents a current effective yield, not a coupon rate.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

23

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $34,591,985, representing 8.9% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American Media Operations, Inc., 9%, 2013	1/30/09	$140,373	$140,302
American Media Operations, Inc., 14%, 2013	1/30/09	1,206,290	1,205,729
Anheuser-Busch Companies, Inc., 7.75%, 2019	1/07/09	1,703,692	1,729,594
Anthracite Ltd., CDO, 6%, 2037	5/14/02	1,255,257	150,000
Arbor Realty Mortgage Securities, CDO, FRN, 6.719%, 2038	12/20/05	1,281,874	51,274
Banc of America Commercial Mortgage, Inc., 6.201%, 2018	6/19/08	2,808,846	523,237
Bonten Media Acquisition Co., 9%, 2015	5/22/07	2,565,209	736,000
CSC Holdings, Inc., 8.5%, 2014	1/08/09	480,420	530,550
Corporacion Nacional del Cobre de Chile, 7.5%, 2019	1/20/09	226,913	233,012
Falcon Franchise Loan LLC, FRN, 4.037%, 2025	1/29/03	185,630	115,514
Firekeepers Development Authority, 13.875%, 2015	4/22/08	2,266,844	1,577,850
Fresenius Medical Care AG & Co., 9%, 2015	1/15/09-1/16/09	899,212	919,575
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011	12/29/08	3,619,854	3,480,618
GMAC Commercial Mortgage Securities, Inc., 7%, 2012	1/23/09	589,652	609,274
GMAC Commercial Mortgage Securities, Inc., 8%, 2031	12/29/08-1/08/09	667,765	672,639
Harrah’s Operating Co., Inc., 10%, 2018	1/30/08-10/03/08	1,397,261	449,640
LBI Media, Inc., 8.5%, 2017	7/18/07	1,866,940	663,250
Local TV Finance LLC, 9.25%, 2015	11/09/07-12/11/07	2,868,818	360,719
Petrohawk Energy Corp., 10.5%, 2014	1/22/09	643,623	671,513
Preferred Blocker, Inc., 7% (Preferred Stock)	12/29/08	861,630	279,260
Preferred Term Securities XII Ltd., CDO, 0%, 2033	1/07/05	1,376,126	178
Preferred Term Securities XVI Ltd., CDO, 0%, 2035	12/08/04	2,572,844	325
Preferred Term Securities XVII Ltd., CDO, 0%, 2035	3/09/05	1,421,448	181
Surgical Care Affiliates, Inc., 10%, 2017	6/21/07	2,815,000	1,604,550
USI Holdings Corp., 9.75%, 2015	4/26/07-11/28/07	3,911,015	1,846,900
Wind Acquisition Finance S.A., 10.75%, 2015	11/22/05-3/19/08	3,597,517	3,115,000
Total Restricted Securities			$21,666,684
% of Net Assets			5.6%

24

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLN	Credit-Linked Note
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT	Real Estate Investment Trust

Insurers
MBIA	MBIA Insurance Corp.

Derivative Contracts at 1/31/09

Forward Foreign Currency Exchange Contracts at 1/31/09

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
SELL	EUR	3,438,716	2/19/09	$4,929,227	$4,402,015	$527,212

Swap Agreements at 1/31/09

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	2,300,000		JPMorgan Chase Bank	4.10% (fixed rate)	(1)	$(1,148,754)
6/20/12	USD	2,300,000		Morgan Stanley Capital Services, Inc.	3.76% (fixed rate)	(2)	(1,779,339)
6/20/12	USD	1,150,000		Morgan Stanley Capital Services, Inc.	4.15% (fixed rate)	(2)	(886,297)
6/20/13	USD	2,350,000	(a)	Goldman Sachs International	5.0% (fixed rate)	(3)	(1,816,415)

							$(5,630,805)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Abitibi Consolidated, 8.375%, 4/01/15, a Ca rated bond. The fund entered into the contract to gain issuer exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Bowater, Inc., 6.5%, 6/15/13, a Ca rated bond. The fund entered into the contract to gain issuer exposure.
(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by Station Casinos, Inc., 6.0%, 4/01/12, a Caa3 rated bond. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums received by the fund amounted to $353,461.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At January 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $571,353,386)	$371,729,122
Underlying funds, at cost and value	5,539,205
Total investments, at value (identified cost, $576,892,591)		$377,268,327
Cash	$33,557
Restricted cash	3,800,230
Foreign currency, at value (identified cost, $33,989)	30,932
Receivable for forward foreign currency exchange contracts	527,212
Receivable for investments sold	8,168,897
Receivable for fund shares sold	1,398,957
Interest and dividends receivable	10,574,087
Receivable from investment adviser	96,212
Other assets	7,051
Total assets		$401,905,462
Liabilities
Distributions payable	$1,775,867
Payable for investments purchased	5,535,403
Payable for fund shares reacquired	1,468,629
Swaps, at value (net unamortized premiums received, $353,461)	5,630,805
Payable to affiliates
Management fee	15,894
Shareholder servicing costs	164,325
Distribution and service fees	16,008
Administrative services fee	686
Payable for independent trustees’ compensation	3,457
Accrued expenses and other liabilities	113,628
Total liabilities		$14,724,702
Net assets		$387,180,760
Net assets consist of
Paid-in capital	$667,435,673
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(204,380,086)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(76,713,260)
Undistributed net investment income	838,433
Net assets		$387,180,760
Shares of beneficial interest outstanding		87,567,887

26

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$276,916,964
Shares outstanding	62,640,064
Net asset value per share		$4.42
Offering price per share (100/95.25 × net asset value per share)		$4.64
Class B shares
Net assets	$42,756,619
Shares outstanding	9,642,122
Net asset value and offering price per share		$4.43
Class C shares
Net assets	$55,000,754
Shares outstanding	12,462,496
Net asset value and offering price per share		$4.41
Class I shares
Net assets	$11,581,444
Shares outstanding	2,613,954
Net asset value, offering price, and redemption price per share		$4.43
Class W shares
Net assets	$128,904
Shares outstanding	29,161
Net asset value, offering price, and redemption price per share		$4.42
Class R1 shares
Net assets	$70,665
Shares outstanding	15,935
Net asset value, offering price, and redemption price per share		$4.43
Class R2 shares
Net assets	$69,006
Shares outstanding	15,563
Net asset value, offering price, and redemption price per share		$4.43
Class R3 shares
Net assets	$587,151
Shares outstanding	132,930
Net asset value, offering price, and redemption price per share		$4.42
Class R4 shares
Net assets	$69,253
Shares outstanding	15,662
Net asset value, offering price, and redemption price per share		$4.42

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$56,453,750
Dividends	667,760
Dividends from underlying funds	315,622
Total investment income		$57,437,132
Expenses
Management fee	$3,601,216
Distribution and service fees	2,779,175
Shareholder servicing costs	769,615
Administrative services fee	90,715
Independent trustees’ compensation	16,847
Custodian fee	108,083
Shareholder communications	76,484
Auditing fees	71,799
Legal fees	18,955
Miscellaneous	193,865
Total expenses		$7,726,754
Fees paid indirectly	(25,242)
Reduction of expenses by investment adviser	(2,170,138)
Net expenses		$5,531,374
Net investment income		$51,905,758
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(62,242,864)
Futures contracts	53,386
Swap transactions	436,521
Foreign currency transactions	348,646
Net realized gain (loss) on investments and foreign currency transactions		$(61,404,311)
Change in unrealized appreciation (depreciation)
Investments	$(157,035,957)
Swap transactions	(4,443,360)
Translation of assets and liabilities in foreign currencies	521,663
Net unrealized gain (loss) on investments and foreign currency translation		$(160,957,654)
Net realized and unrealized gain (loss) on investments and foreign currency		$(222,361,965)
Change in net assets from operations		$(170,456,207)

See Notes to Financial Statements

28

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2009	2008
Change in net assets
From operations
Net investment income	$51,905,758	$58,786,862
Net realized gain (loss) on investments and foreign currency transactions	(61,404,311)	(2,871,492)
Net unrealized gain (loss) on investments and foreign currency translation	(160,957,654)	(71,113,054)
Change in net assets from operations	$(170,456,207)	$(15,197,684)
Distributions declared to shareholders
From net investment income
Class A	$(36,980,742)	$(40,470,416)
Class B	(6,168,871)	(8,017,465)
Class C	(7,067,401)	(7,548,333)
Class I	(3,033,383)	(4,371,494)
Class W	(9,608)	—
Class R1	(5,617)	—
Class R2	(5,910)	—
Class R3	(12,848)	—
Class R4	(6,202)	—
From net realized gain on investments
Class A	(305,040)	(3,206,632)
Class B	(57,222)	(648,287)
Class C	(61,125)	(645,412)
Class I	(25,021)	(306,690)
Total distributions declared to shareholders	$(53,738,990)	$(65,214,729)
Change in net assets from fund share transactions	$(65,923,727)	$(15,470,526)
Total change in net assets	$(290,118,924)	$(95,882,939)
Net assets
At beginning of period	677,299,684	773,182,623
At end of period (including undistributed net investment income of $838,433 and accumulated distributions in excess of net investment income of $142,340, respectively)	$387,180,760	$677,299,684

See Notes to Financial Statements

29

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$6.90		$7.66	$7.40	$7.63	$7.65
Income (loss) from investment operations
Net investment income (d)	$0.57		$0.58	$0.56	$0.56	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	(2.46)		(0.70)	0.28	(0.16)	0.08
Total from investment operations	$(1.89)		$(0.12)	$0.84	$0.40	$0.65
Less distributions declared to shareholders
From net investment income	$(0.59)		$(0.59)	$(0.58)	$(0.59)	$(0.59)
From net realized gain on investments	(0.00	)(w)	(0.05)	—	(0.04)	(0.08)
Total distributions declared to shareholders	$(0.59)		$(0.64)	$(0.58)	$(0.63)	$(0.67)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$4.42		$6.90	$7.66	$7.40	$7.63
Total return (%) (r)(s)(t)	(28.79)		(1.88)	11.89	5.55	8.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24		1.19	1.27	1.29	1.29
Expenses after expense reductions (f)	0.85		0.85	0.85	0.85	0.87
Net investment income	9.54		7.70	7.53	7.51	7.62
Portfolio turnover	72		79	85	66	69
Net assets at end of period (000 Omitted)	$276,917		$458,651	$488,673	$338,568	$278,886

See Notes to Financial Statements

30

Financial Highlights – continued

Class B	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$6.92		$7.68	$7.42	$7.65	$7.67
Income (loss) from investment operations
Net investment income (d)	$0.53		$0.53	$0.52	$0.51	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	(2.47)		(0.70)	0.28	(0.16)	0.07
Total from investment operations	$(1.94)		$(0.17)	$0.80	$0.35	$0.60
Less distributions declared to shareholders
From net investment income	$(0.55)		$(0.54)	$(0.54)	$(0.54)	$(0.54)
From net realized gain on investments	(0.00	)(w)	(0.05)	—	(0.04)	(0.08)
Total distributions declared to shareholders	$(0.55)		$(0.59)	$(0.54)	$(0.58)	$(0.62)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$4.43		$6.92	$7.68	$7.42	$7.65
Total return (%) (r)(s)(t)	(29.31)		(2.49)	11.17	4.87	8.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89		1.84	1.92	1.94	1.94
Expenses after expense reductions (f)	1.50		1.50	1.50	1.50	1.52
Net investment income	8.82		7.03	6.91	6.88	7.03
Portfolio turnover	72		79	85	66	69
Net assets at end of period (000 Omitted)	$42,757		$90,330	$124,393	$125,667	$151,711

See Notes to Financial Statements

31

Financial Highlights – continued

Class C	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$6.89		$7.64	$7.38	$7.61	$7.63
Income (loss) from investment operations
Net investment income (d)	$0.53		$0.53	$0.51	$0.51	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	(2.46)		(0.69)	0.28	(0.16)	0.08
Total from investment operations	$(1.93)		$(0.16)	$0.79	$0.35	$0.60
Less distributions declared to shareholders
From net investment income	$(0.55)		$(0.54)	$(0.53)	$(0.54)	$(0.54)
From net realized gain on investments	(0.00	)(w)	(0.05)	—	(0.04)	(0.08)
Total distributions declared to shareholders	$(0.55)		$(0.59)	$(0.53)	$(0.58)	$(0.62)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$4.41		$6.89	$7.64	$7.38	$7.61
Total return (%) (r)(s)(t)	(29.32)		(2.40)	11.19	4.86	8.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90		1.84	1.92	1.94	1.94
Expenses after expense reductions (f)	1.50		1.50	1.50	1.50	1.52
Net investment income	8.94		7.05	6.90	6.88	7.01
Portfolio turnover	72		79	85	66	69
Net assets at end of period (000 Omitted)	$55,001		$92,947	$103,873	$92,613	$101,113

See Notes to Financial Statements

32

Financial Highlights – continued

Class I	Years ended 1/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$6.92		$7.68	$7.42	$7.65	$7.68
Income (loss) from investment operations
Net investment income (d)	$0.60		$0.60	$0.59	$0.59	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(2.48)		(0.69)	0.28	(0.16)	0.12
Total from investment operations	$(1.88)		$(0.09)	$0.87	$0.43	$0.67
Less distributions declared to shareholders
From net investment income	$(0.61)		$(0.62)	$(0.61)	$(0.62)	$(0.62)
From net realized gain on investments	(0.00	)(w)	(0.05)	—	(0.04)	(0.08)
Total distributions declared to shareholders	$(0.61)		$(0.67)	$(0.61)	$(0.66)	$(0.70)
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$4.43		$6.92	$7.68	$7.42	$7.65
Total return (%) (r)(s)	(28.57)		(1.51)	12.27	5.92	9.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89		0.84	0.92	0.94	0.93
Expenses after expense reductions (f)	0.50		0.50	0.50	0.50	0.51
Net investment income	9.81		8.01	7.89	7.86	7.75
Portfolio turnover	72		79	85	66	69
Net assets at end of period (000 Omitted)	$11,581		$35,372	$56,243	$46,871	$33,556

See Notes to Financial Statements

33

Financial Highlights – continued

Class W	Year ended 1/31/09 (i)
Net asset value, beginning of period	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	(2.47)
Total from investment operations	$(2.09)
Less distributions declared to shareholders
From net investment income	$(0.41)
Net asset value, end of period	$4.42
Total return (%) (r)(s)	(30.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	(a)
Expenses after expense reductions (f)	0.59	(a)
Net investment income	10.81	(a)
Portfolio turnover	72
Net assets at end of period (000 Omitted)	$129

Class R1	Year ended 1/31/09 (i)
Net asset value, beginning of period	$6.94
Income (loss) from investment operations
Net investment income (d)	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(2.48)
Total from investment operations	$(2.13)
Less distributions declared to shareholders
From net investment income	$(0.38)
Net asset value, end of period	$4.43
Total return (%) (r)(s)	(31.30	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	(a)
Expenses after expense reductions (f)	1.50	(a)
Net investment income	9.60	(a)
Portfolio turnover	72
Net assets at end of period (000 Omitted)	$71

See Notes to Financial Statements

34

Financial Highlights – continued

Class R2	Year ended 1/31/09 (i)
Net asset value, beginning of period	$6.94
Income (loss) from investment operations
Net investment income (d)	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	(2.48)
Total from investment operations	$(2.11)
Less distributions declared to shareholders
From net investment income	$(0.40)
Net asset value, end of period	$4.43
Total return (%) (r)(s)	(31.05	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	(a)
Expenses after expense reductions (f)	1.00	(a)
Net investment income	10.11	(a)
Portfolio turnover	72
Net assets at end of period (000 Omitted)	$69

Class R3	Year ended 1/31/09 (i)
Net asset value, beginning of period	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(2.43)
Total from investment operations	$(2.09)
Less distributions declared to shareholders
From net investment income	$(0.41)
Net asset value, end of period	$4.42
Total return (%) (r)(s)	(30.90	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	(a)
Expenses after expense reductions (f)	0.74	(a)
Net investment income	10.25	(a)
Portfolio turnover	72
Net assets at end of period (000 Omitted)	$587

See Notes to Financial Statements

35

Financial Highlights – continued

Class R4	Year ended 1/31/09 (i)
Net asset value, beginning of period	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(2.47)
Total from investment operations	$(2.08)
Less distributions declared to shareholders
From net investment income	$(0.42)
Net asset value, end of period	$4.42
Total return (%) (r)(s)	(30.77	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	(a)
Expenses after expense reductions (f)	0.50	(a)
Net investment income	10.64	(a)
Portfolio turnover	72
Net assets at end of period (000 Omitted)	$69

(a)	Annualized.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, June 2, 2008 (Classes W, R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Opportunities Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are

37

Notes to Financial Statements – continued

generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on

38

Notes to Financial Statements – continued

third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of January 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$13,965,541	$363,085,179	$217,607	$377,268,327
Other Financial Instruments	$—	$(5,103,593)	$—	$(5,103,593)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

	Investments in Securities	Other Financial Instruments
Balance as of 1/31/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,668,708)	—
Net purchases (sales)	108,815	—
Transfers in and/or out of Level 3	1,777,500	—
Balance as of 1/31/09	$217,607	$—

39

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts, forward foreign currency exchange contracts and swap agreements.

40

Notes to Financial Statements – continued

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of

41

Notes to Financial Statements – continued

anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations. Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay,

42

Notes to Financial Statements – continued

restructuring, obligation acceleration, obligation default, or repudiation/ moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that

43

Notes to Financial Statements – continued

may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share.

44

Notes to Financial Statements – continued

Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, wash sale loss deferrals, foreign currency transactions and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/09	1/31/08
Ordinary income (including any short-term capital gains)	$53,307,729	$62,714,558
Long-term capital gain	431,261	2,500,171
Total distributions	$53,738,990	$65,214,729

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/09
Cost of investments	$579,956,968
Gross appreciation	2,617,234
Gross depreciation	(205,305,875)
Net unrealized appreciation (depreciation)	$(202,688,641)
Undistributed ordinary income	2,193,777
Capital loss carryforwards	(51,185,843)
Post-October capital loss deferral	(22,414,824)
Other temporary differences	(6,159,382)

As of January 31, 2009 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

1/31/17	$(51,185,843)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

45

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.50% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended January 31, 2009, this waiver amounted to $831,056 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2009 was equivalent to an annual effective rate of 0.50% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay all of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2009. For the year ended January 31, 2009, this reduction amounted to $1,336,108 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $62,178 for the year ended January 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund. The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940. The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

46

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$1,320,220
Class B	0.75%	0.25%	1.00%	1.00%	684,582
Class C	0.75%	0.25%	1.00%	1.00%	773,230
Class W (i)	0.10%	—	0.10%	0.10%	81
Class R1 (i)	0.75%	0.25%	1.00%	1.00%	548
Class R2 (i)	0.25%	0.25%	0.50%	0.50%	274
Class R3 (i)	—	0.25%	0.25%	0.25%	240
Total Distribution and Service Fees					$2,779,175

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2009 based on each class’ average daily net assets. Effective March 1, 2009, the 0.10% annual Class A distribution fee was eliminated.
(i)	For the period from the class’ inception, June 2, 2008 (Classes W, R1, R2, and R3) through the stated period end.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2009, were as follows:

Amount
Class A	$4,789
Class B	166,206
Class C	15,849

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2009, the fee was $233,410, which equated to 0.0422% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $536,205.

47

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended January 31, 2009 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $3,577. This amount is included in independent trustees’ compensation for the year ended January 31, 2009. The liability for deferred retirement benefits payable to certain independent trustees amounted to $3,457 at January 31, 2009, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,985 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,974, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from

48

Notes to Financial Statements – continued

underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $382,932,983 and $449,513,786, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/09 (i)		Year ended 1/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	26,116,292	$142,614,584	34,726,687	$258,890,967
Class B	1,010,958	5,647,139	1,926,284	14,510,416
Class C	2,471,442	14,250,080	3,428,590	25,697,373
Class I	2,088,224	12,607,140	3,985,286	30,184,626
Class W	27,960	187,002	—	—
Class R1	14,836	101,904	—	—
Class R2	14,409	100,004	—	—
Class R3	134,629	617,424	—	—
Class R4	14,451	100,002	—	—
	31,893,201	$176,225,279	44,066,847	$329,283,382
Shares issued to shareholders in reinvestment of distributions
Class A	4,720,541	$26,553,491	4,334,643	$32,205,504
Class B	598,270	3,403,783	668,681	4,994,984
Class C	645,582	3,606,256	570,046	4,227,582
Class I	187,340	1,050,059	168,161	1,249,472
Class W	1,201	6,143	—	—
Class R1	1,099	5,617	—	—
Class R2	1,154	5,910	—	—
Class R3	2,730	12,848	—	—
Class R4	1,211	6,202	—	—
	6,159,128	$34,650,309	5,741,531	$42,677,542

49

Notes to Financial Statements – continued

	Year ended 1/31/09 (i)		Year ended 1/31/08
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(34,648,534)	$(200,359,548)	(36,416,984)	$(267,550,156)
Class B	(5,013,327)	(29,351,496)	(5,739,608)	(42,674,279)
Class C	(4,149,559)	(23,775,649)	(4,095,833)	(30,069,410)
Class I	(4,770,200)	(23,294,045)	(6,364,579)	(47,137,605)
Class R3	(4,429)	(18,577)	—	—
	(48,586,049)	$(276,799,315)	(52,617,004)	$(387,431,450)
Net change
Class A	(3,811,701)	$(31,191,473)	2,644,346	$23,546,315
Class B	(3,404,099)	(20,300,574)	(3,144,643)	(23,168,879)
Class C	(1,032,535)	(5,919,313)	(97,197)	(144,455)
Class I	(2,494,636)	(9,636,846)	(2,211,132)	(15,703,507)
Class W	29,161	193,145	—	—
Class R1	15,935	107,521	—	—
Class R2	15,563	105,914	—	—
Class R3	132,930	611,695	—	—
Class R4	15,662	106,204	—	—
	(10,533,720)	$(65,923,727)	(2,808,626)	$(15,470,526)

(i)	For the period from the class’ inception, June 2, 2008 (Classes W, R1, R2, R3, and R4) through the stated period end.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended January 31, 2009, the fund’s commitment fee and interest expense were $2,826 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

50

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	8,260,181	250,950,422	(253,671,398)	5,539,205

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$315,622	$5,539,205

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of

MFS High Yield Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Opportunities Fund (the “Fund”) (one of the portfolios comprising MFS Series Trust III) as of January 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Opportunities Fund as of January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2009

52

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

53

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

54

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

55

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

56

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

57

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
John Addeo
David Cole
Matthew Ryan

58

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $431,261 as capital gain dividends paid during the fiscal year.

59

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

60

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

8 a.m. to 8 p.m. Eastern time

Investment professionals

1-800-343-2829

8 a.m. to 8 p.m. Eastern time

Retirement plan services

1-800-637-1255

8 a.m. to 8 p.m. Eastern time

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign-up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Municipal High Income Fund

CONTACT INFORMATION	BACK COVER

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

1/31/09

MMH-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

March 16, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	31.0%
Healthcare Revenue – Long-term Care	8.8%
Tax Assessment	7.2%
Tobacco	6.2%
Water & Sewer Utility Revenue	5.3%

Credit quality of bonds (r)
AAA	8.1%
AA	13.0%
A	9.4%
BBB	29.4%
BB	6.6%
B	4.5%
CCC	1.8%
CC (o)	0.0%
C	0.1%
D	0.1%
Not Rated	27.0%

Portfolio facts
Average Duration (d)(i)	8.6
Average Life (i)(m)	19.1 yrs.
Average Maturity (i)(m)	20.8 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 1/31/09.

Percentages are based on net assets as of 1/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2009, Class A shares of the MFS Municipal High Income Fund provided a total return of
–16.50%, at net asset value. This compares with a return of –0.16% for the fund’s benchmark, the Barclays Capital Municipal Bond Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, the distressed sale of Wachovia, the virtual failure of Iceland’s banking sector, and the collapse of the global auto industry. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 was among the most intense in the post-World War II period.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did rapidly slowing global growth result in a very

Management Review – continued

precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Factors Affecting Performance

Security selection was the primary factor that detracted from performance relative to the Barclays Capital Municipal Bond Index. The fund’s greater exposure to bonds in the health care and industrial sectors held back relative returns as these holdings underperformed the broad market. A relative overweight in airline bonds also hurt results.

Credit quality was another negative factor for relative performance. The fund’s greater exposure to “BBB” rated (s) and below-investment-grade securities hindered relative returns as spreads between high grade and high yield municipals widened. (The Barclays Capital Municipal Bond Index is composed primarily of higher-grade securities with no bonds rated below “BBB”).

The fund’s underweight in the credit enhanced sector contributed to relative results as this sector underperformed the benchmark over the reporting period.

Respectfully,

Gary Lasman	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/24/84	(16.50)%	0.14%	2.29%
B	9/07/93	(17.16)%	(0.63)%	1.48%
C	9/25/98	(17.36)%	(0.88)%	1.25%

Comparative benchmark

Barclays Capital Municipal Bond Index (f)	(0.16)%	3.34%	4.51%

Average annual with sales charge

A With Initial Sales Charge (4.75%)	(20.47)%	(0.83)%	1.79%
B With CDSC (Declining over six years from 4% to 0%) (x)	(20.30)%	(0.94)%	1.48%
C With CDSC (1% for 12 months) (x)	(18.14)%	(0.88)%	1.25%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital Municipal Bond Index (formerly known as Lehman Brothers Municipal Bond Index) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2008 through January 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2008 through January 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/08	Ending Account Value 1/31/09	Expenses Paid During Period (p) 8/01/08-1/31/09
A	Actual	0.70%	$1,000.00	$857.77	$3.27
	Hypothetical (h)	0.70%	$1,000.00	$1,021.62	$3.56
B	Actual	1.46%	$1,000.00	$853.22	$6.80
	Hypothetical (h)	1.46%	$1,000.00	$1,017.80	$7.41
C	Actual	1.70%	$1,000.00	$852.19	$7.91
	Hypothetical (h)	1.70%	$1,000.00	$1,016.59	$8.62

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

1/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.3%
Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 0.2%
Branson, MO, Regional Airport Transportation Development District Airport Rev., “B”, 6%, 2025	$1,200,000	$815,220
Branson, MO, Regional Airport Transportation Development District Airport Rev., “B”, 6%, 2037	300,000	187,095
Branson, MO, Regional Airport Transportation Development District Airport Rev., “B”, 6%, 2037	2,480,000	1,516,024

		$2,518,339
General Obligations - General Purpose - 0.4%
Commonwealth of Massachusetts, 5.375%, 2017 (u)	$4,000,000	$4,411,840
Commonwealth of Puerto Rico, “A”, 5.25%, 2027	665,000	563,056
Little Rock, AR, Capital Improvement Rev., 5.7%, 2018	620,000	564,132
Texas Department of Transportation, 7%, 2012	86,875	88,128

		$5,627,156
General Obligations - Improvement - 0.1%
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 2027	$1,750,000	$1,283,608

General Obligations - Schools - 1.8%
DeSoto, TX, Independent School District, School Building, PSF, 0%, 2031	$1,700,000	$458,660
DeSoto, TX, Independent School District, School Building, PSF, 0%, 2034	1,285,000	284,062
DeSoto, TX, Independent School District, School Building, PSF, 0%, 2036	1,715,000	334,151
Kane Kendall County, IL, Capital Appreciation, “E”, FGIC, 0%, 2023	5,945,000	2,708,364
Kane Kendall County, IL, Capital Appreciation, “E”, FGIC, 0%, 2025	6,000,000	2,308,680
Kane, Cook & DuPage Counties, IL, FSA, 6.375%, 2011 (c)	1,255,000	1,380,161
Leander, TX, Independent School District, PSF, 0%, 2030	6,480,000	1,872,396
Leander, TX, Independent School District, PSF, 0%, 2035	10,120,000	2,097,876
Los Angeles, CA, Unified School District, Election 2002, “B”, AMBAC, 4.5%, 2031	7,000,000	5,888,190
Prosper, TX, Independent School District, Capital Appreciation, School Building, “N”, PSF, 0%, 2031	2,595,000	692,502
Royse City, TX, Independent School District, School Building, PSF, 0%, 2027	2,960,000	1,059,858
Royse City, TX, Independent School District, School Building, PSF, 0%, 2029	2,995,000	927,851

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
San Mateo County, CA, Community College District, “B”, MBIA, 0%, 2032	$10,000,000	$2,227,800
Santa Clarita Community College District, CA, Election 2006, MBIA, 0%, 2030	2,205,000	534,448

		$22,774,999
Healthcare Revenue - Hospitals - 30.4%
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 2036	$1,900,000	$1,261,809
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), 9.25%, 2010 (c)	6,100,000	7,073,377
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5%, 2028	3,465,000	1,869,402
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5.375%, 2040	5,785,000	2,977,887
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “B”, 9.25%, 2010 (c)	3,360,000	3,896,155
Arizona Health Facilities Authority Rev. (Banner Health System), “D”, 5.5%, 2038	5,245,000	4,920,754
Arkansas Development Finance Authority Rev. (Washington Regional Medical Center), 7.25%, 2010 (c)	2,500,000	2,619,625
Atchison, KS, Hospital Rev. (Atchison Hospital Assn.), “A”, 6.75%, 2030	2,600,000	2,014,740
Athens County, OH, Hospital Facilities Rev. (O’Bleness Memorial Hospital), “A”, 7.125%, 2033	2,500,000	1,748,100
Birmingham, AL, Baptist Medical Center, Special Care Facilities Rev., “A” (Baptist Health Systems, Inc.), 5%, 2030	8,730,000	5,175,057
Boone County, MO, Hospital Rev., (Boone Hospital Center), 5.375%, 2038	855,000	681,067
Boone County, MO, Hospital Rev., (Boone Hospital Center), 5.625%, 2038	1,060,000	878,687
Brookhaven, NY, Industrial Development Agency Rev. (Memorial Hospital Medical Center, Inc.), “A”, 8.25%, 2010 (c)	2,500,000	2,830,625
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	1,375,000	1,182,747
California Statewide Communities Development Authority Rev. (Catholic Healthcare West) “K”, ASSD GTY, 5.5%, 2041	4,220,000	3,524,628
California Statewide Communities Development Authority Rev. (Children’s Hospital), 5%, 2047	4,520,000	2,714,757
California Statewide Communities Development Authority Rev. (St. Joseph Health System), FGIC, 5.75%, 2047	4,160,000	3,884,733
California Statewide Communities Development Authority Rev. (Sutter Health), “B”, AMBAC, 5%, 2038	4,575,000	3,970,185

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
California Statewide Communities Development Authority Rev. (Sutter Health), “B”, 5.25%, 2048	$2,200,000	$1,890,900
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5%, 2022	600,000	351,390
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5.125%, 2031	300,000	151,212
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev. (Women’s Christian Assn.), “A”, 6.35%, 2017	920,000	815,838
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev. (Women’s Christian Assn.), “A”, 6.4%, 2029	3,260,000	2,531,618
Chemung County, NY, Civic Facilities Rev. (St. Joseph’s Hospital-Elmira), “A”, 6%, 2013	1,100,000	882,398
Chemung County, NY, Civic Facilities Rev. (St. Joseph’s Hospital-Elmira), “B”, 6.35%, 2013	755,000	605,631
Chester County, PA, Health & Educational Facilities Rev. (Chester County Hospital), “A”, 6.75%, 2031	2,500,000	2,024,575
Citrus County, FL, Hospital Development Authority Rev. (Citrus Memorial Hospital), 6.25%, 2023	865,000	718,772
Clinton County, MO, Industrial Development Agency, Health Facilities Rev. (Cameron Regional Medical Center), 5%, 2032	2,000,000	1,157,380
Coffee County, GA, Hospital Authority Rev. (Coffee Regional Medical Center, Inc.), 5%, 2026	110,000	77,308
Colorado Health Facilities Authority Rev. (Portercare Adventist Health Systems), 6.625%, 2011 (c)	2,200,000	2,538,096
Colorado Health Facilities Authority Rev. (Poudre Valley Health Care, Inc.), “B”, FSA, 5.25%, 2036	2,740,000	2,369,990
Colorado Health Facilities Authority Rev. (Poudre Valley Health Care, Inc.), “C”, FSA, 5.25%, 2040	3,630,000	3,100,673
Crittenden County, AR, Hospital Rev., Refunding & Improvement, 7.15%, 2010 (c)	1,165,000	1,271,737
Cuyahoga County, OH, Hospital Facilities Rev. (Canton, Inc.), 7.5%, 2030	5,020,000	4,290,544
District of Columbia Hospital Rev. (Children’s Hospital Obligated Group), FSA, 5.25%, 2045	3,715,000	3,279,565
Douglas County, NE, Hospital Authority Rev. (Methodist Health Partners), 5.75%, 2048	2,600,000	2,101,996
Fruita, CO, Rev. (Family Health West Project), 8%, 2043	4,440,000	3,707,533
Garden City, MI, Hospital Finance Authority Rev. (Garden City Hospital), “A”, 4.875%, 2027	4,725,000	2,794,601
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.2%, 2025	750,000	557,790

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.5%, 2031	$865,000	$622,601
Genesee County, NY, Industrial Development Agency Civic Facility Rev. (United Memorial Medical Center), 5%, 2027	1,320,000	867,847
Glendale, AZ, Industrial Development Authority (John C. Lincoln Health), 5%, 2042	2,925,000	1,760,762
Grand Forks, ND, Health Care Authority Rev. (Altru Health Systems Obligated Group), 7.125%, 2010 (c)	2,250,000	2,474,752
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 2035	2,400,000	2,562,792
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 2029	4,700,000	3,433,867
Illinois Finance Authority Rev. (Children’s Memorial Hospital), “A”, ASSD GTY, 5.25%, 2047	4,045,000	3,304,239
Illinois Finance Authority Rev. (Edward Hospital), “A”, AMBAC, 5.5%, 2040	2,330,000	1,754,350
Illinois Finance Authority Rev. (Kewanee Hospital), 5.1%, 2031	2,085,000	1,282,275
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 2028	3,770,000	3,352,925
Illinois Finance Authority Rev. (Silver Cross Hospital), “A”, 5.5%, 2030	4,000,000	3,237,400
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 2032	4,455,000	4,069,732
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), 5.5%, 2037	8,150,000	5,919,263
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2011 (c)	360,000	403,114
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2011 (c)	6,785,000	7,597,572
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2021	2,940,000	2,672,548
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2031	2,165,000	1,842,220
Indiana Health & Educational Facilities Authority, Hospital Rev. (Riverview Hospital), 6.125%, 2031	3,750,000	2,928,187
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “A”, 5%, 2039	2,000,000	1,383,320
Indiana Health & Educational Facilities Financing Authority Rev. (Sisters of St. Francis Health Services, Inc.), “E”, FSA, 5.25%, 2041	4,500,000	3,988,440
Iron River, MI, Hospital Finance Authority Rev. (Iron County Community Hospital, Inc.), 6.5%, 2033	2,000,000	1,492,520

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Iron River, MI, Hospital Finance Authority Rev. (Iron County Community Hospital, Inc.), 6.5%, 2040	$2,000,000	$1,447,900
Jacksonville, FL, Health Facilities Rev. (Brooks Health Systems), 5.25%, 2038	785,000	605,887
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health), “A”, 5.5%, 2036	3,905,000	2,397,201
Joplin, MO, Industrial Development Authority Health Facilities Rev. (Freeman Health Systems), 5.5%, 2029	1,290,000	955,193
Joplin, MO, Industrial Development Authority Health Facilities Rev. (Freeman Health Systems), 5.75%, 2035	1,395,000	1,026,092
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.5%, 2010 (c)	1,965,000	2,155,743
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.5%, 2020	3,035,000	3,010,234
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.625%, 2028	435,000	402,840
Knox County, TN, Health Educational & Housing Facilities, Board Rev. (University Health Systems, Inc.), 5.25%, 2036	3,055,000	2,178,307
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Baptist Health Systems), 6.5%, 2031	7,100,000	7,008,907
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), “A”, 0%, 2035	3,795,000	478,246
Lake County, OH, Hospital Facilities Rev. (Lake Hospital), “C”, 6%, 2043	2,870,000	2,368,439
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	5,575,000	3,959,532
Louisville & Jefferson County, KY, Metro Government Health Facilities Rev. (Jewish Hospital & St. Mary’s Healthcare), 6.125%, 2037	3,895,000	3,769,153
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	7,485,000	5,410,906
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2032	410,000	277,394
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	5,400,000	3,536,190
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.875%, 2013 (c)	4,345,000	5,145,870
Madison County, ID, Hospital Rev., COP, 5.25%, 2026	780,000	558,566
Madison County, ID, Hospital Rev., COP, 5.25%, 2037	2,640,000	1,714,020
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), 5.25%, 2046	5,675,000	4,389,783
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	3,895,000	2,926,041

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), 6.75%, 2010 (c)	$1,000,000	$1,087,540
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 6%, 2043	985,000	740,612
Massachusetts Health & Educational Facilities Authority Rev. (Boston Medical Center), 5.25%, 2038	4,000,000	2,959,600
Massachusetts Health & Educational Facilities Authority Rev. (Caritas Christi), “A”, 5.7%, 2015	3,500,000	3,230,605
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 2018	4,600,000	3,511,640
Massachusetts Health & Educational Facilities Authority Rev. (North Adams Regional Hospital), “C”, 6.625%, 2018	1,405,000	1,211,236
Massachusetts Health & Educational Facilities Authority Rev. (Northern Berkshire Health), “B”, 6.375%, 2034	760,000	541,819
Massachusetts Health & Educational Facilities Authority Rev. (Quincy Medical Center), “A”, 6.5%, 2038	2,305,000	1,577,312
Massachusetts Health & Educational Facilities Authority Rev. (Saints Memorial Medical Center), “A”, 6%, 2023	5,665,000	3,667,464
Massachusetts Health & Educational Facilities Authority Rev. (University of Massachusetts Memorial Hospital), “C”, 6.5%, 2021	500,000	448,865
Mecosta County, MI, General Hospital Rev., 6%, 2018	1,200,000	1,017,408
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2029	2,490,000	1,564,343
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), “A”, 6.7%, 2019	3,505,000	2,544,875
Michigan Hospital Finance Authority Rev. (Memorial Healthcare Center), 5.875%, 2021	1,000,000	854,540
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.375%, 2026	3,200,000	2,157,472
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.5%, 2035	3,340,000	2,092,744
Monroe County, NY, Industrial Development Agency, Civic Facilities Rev. (Highland Hospital of Rochester), 5%, 2025	185,000	147,138
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	2,745,000	1,880,764
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2036	1,100,000	726,825
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health System), 6.5%, 2017	1,295,000	1,346,360
New Hampshire Health & Educational Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2012 (c)	1,320,000	1,541,852
New Hampshire Health & Educational Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2032	180,000	130,347

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
New Jersey Health Care Facilities Financing Authority Rev. (St. Joseph’s Healthcare System), 6.625%, 2038	$8,000,000	$5,642,400
New Jersey Health Care Facilities, Financing Authority Rev. (Palisades Medical Center), 6.625%, 2031	1,115,000	887,484
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health) Capital Appreciation, “B”, 0%, 2036	4,305,000	280,944
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health) Capital Appreciation, “B”, 0%, 2038	22,690,000	1,206,654
New Jersey Health Care Facilities, Financing Authority Rev. (St. Peter’s University Hospital), “A”, 6.875%, 2030	4,000,000	3,422,640
New Mexico State Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5%, 2017	500,000	378,430
New Mexico State Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 2026	1,580,000	997,580
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “A”, 6.375%, 2031	480,000	347,275
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “B”, 6.375%, 2031	1,435,000	1,038,208
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “C”, 6.45%, 2032	910,000	660,897
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2029	950,000	633,755
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2036	6,240,000	3,956,722
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2035	920,000	705,999
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2040	1,075,000	807,218
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 6.25%, 2038	1,000,000	778,580
Ohio County, WV, County Commission Health System Rev. (Ohio Valley Medical Center), 5.75%, 2013	4,120,000	3,758,346
Oklahoma Development Finance Authority Rev. (Comanche County Hospital), “B”, 6.6%, 2031	4,080,000	3,149,270
Peninsula Ports Authority, VA, Hospital Facility Rev. (Whittaker Memorial), FHA, 8.7%, 2023	470,000	493,157
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Hospital), “A”, 5.5%, 2030	3,710,000	2,535,896
Philadelphia, PA, Hospitals & Higher Educational Facilities Authority Rev. (Temple University Hospital), “A”, 6.625%, 2023	2,860,000	2,421,448
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.5%, 2012 (c)	4,000,000	4,662,680
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	6,945,000	7,043,966

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare Systems, Inc.), 6.375%, 2014	$1,395,000	$1,307,338
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare Systems, Inc.), 6.5%, 2027	1,855,000	1,487,135
Salida, CO, Hospital District Rev., 5.25%, 2036	6,045,000	3,348,688
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2031	1,370,000	1,161,308
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2038	4,100,000	3,454,250
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	450,000	515,147
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	750,000	858,578
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	745,000	852,854
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	1,255,000	1,436,686
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	750,000	865,043
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	1,250,000	1,441,738
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.5%, 2030	2,750,000	1,751,558
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 2032	615,000	399,559
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Palmetto Health Alliance), 6.25%, 2031	2,725,000	2,323,580
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.375%, 2015	885,000	790,942
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.5%, 2020	1,805,000	1,473,909
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.625%, 2029	1,330,000	989,360
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.125%, 2036	2,580,000	1,692,222
St. Genevieve County, MO, Hospital Rev., “B”, 5%, 2026	1,000,000	671,330
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Ranken Jordan Project), 5%, 2027	1,350,000	779,760
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Ranken Jordan Project), 5%, 2035	1,300,000	684,619
St. Paul, MN, Housing & Redevelopment Hospital (Healthpartners Obligated Group), 5.25%, 2036	3,915,000	2,545,690

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2036	$7,330,000	$4,322,354
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health), “A”, 5.5%, 2046	4,000,000	1,915,320
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare), 6.25%, 2020	4,500,000	3,879,630
Texas Metro Health Facilities Development Corp., Metro Health Facilities Development Rev. (Wilson N. Jones Memorial Hospital), 7.2%, 2021	4,300,000	3,660,160
Texas Metro Health Facilities Development Corp., Metro Health Facilities Development Rev. (Wilson N. Jones Memorial Hospital), 7.25%, 2031	2,000,000	1,591,120
Tom Green County, TX, Health Facilities Rev. (Shannon Health System), 6.75%, 2021	3,150,000	2,749,415
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	3,515,000	2,305,207
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	2,885,000	1,866,739
Upper Illinois River Valley Development, Health Facilities Rev. (Morris Hospital), 6.625%, 2031	1,900,000	1,577,874
Valley Health Systems, CA, Partners Refunding Project, 6.875%, 2023	1,745,000	1,081,900
Valley, AL, Financing Authority Rev. (Lanier Memorial Hospital), 5.45%, 2011	905,000	868,710
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.75%, 2042	780,000	495,191
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.8%, 2047	3,750,000	2,362,688
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.25%, 2012 (c)	2,000,000	2,313,680
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.375%, 2012 (c)	2,595,000	3,013,444
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 2036	5,695,000	5,621,364
Washington Health Care Facilities Authority Rev. (Mason Medical), “A”, 6.25%, 2042	5,075,000	3,698,559
Weirton, WV, Municipal Hospital Building, Commission Rev. (Weirton Hospital Medical Center), 6.375%, 2031	3,885,000	3,061,652
Weslaco, TX, Health Facilities Rev. (Knapp Medical Center), 6.25%, 2012 (c)	4,000,000	4,539,960
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 2029	700,000	627,592
West Plains, MO, Industrial Development Authority Rev. (Ozarks Medical Center), 6.75%, 2024	810,000	675,662

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), 6.2%, 2026	$4,500,000	$3,610,755
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	3,320,000	2,451,754
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.875%, 2030	2,250,000	1,908,630
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “B”, 5.625%, 2029	1,100,000	807,334
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	5,560,000	3,429,241
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2034	4,155,000	2,498,900
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. John’s Riverside Hospital), “B”, 6.8%, 2016	1,250,000	1,087,000
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. John’s Riverside Hospital), “B”, 7.125%, 2031	2,000,000	1,492,120
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “A”, 6.15%, 2015	2,000,000	1,797,160
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “C”, 6.2%, 2020	250,000	208,013

		$386,258,384
Healthcare Revenue - Long Term Care - 8.6%
Abilene, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement), “A”, 7%, 2033	$1,155,000	$835,897
Arizona Health Facilities Authority Rev. (The Terraces Project), 7.75%, 2013 (c)	2,250,000	2,859,772
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 4%, 2036	4,760,000	3,034,928
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.125%, 2025	1,320,000	937,847
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.25%, 2035	4,140,000	2,730,123
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2027	620,000	417,669
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2037	800,000	494,232
Cambria County, PA, Industrial Development Authority Rev. (Beverly Enterprises, Inc.), ETM, 10%, 2012 (c)	420,000	485,092
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 2022	500,000	375,735
Chester County, PA, Industrial Development Authority Rev. (RHA Nursing Home), 8.5%, 2032	1,090,000	911,905

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Colorado Health Facilities Authority Rev. (American Baptist Homes), “A”, 5.9%, 2037	$2,730,000	$1,643,433
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), “A”, 5.75%, 2037	3,355,000	2,028,567
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “B”, 6.125%, 2033	1,500,000	1,081,320
Cumberland County, PA, Municipal Authority Rev. (Wesley), “A”, 7.25%, 2013 (c)	760,000	918,536
Cumberland County, PA, Municipal Authority, Retirement Community Rev. (Wesley), “A”, 7.25%, 2035	1,965,000	2,374,899
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 2033	600,000	373,380
Fulton County, GA, Residential Care Facilities (Canterbury Court), “A”, 6.125%, 2034	1,020,000	688,857
Fulton County, GA, Residential Care Facilities (Lenbrook Project), “A”, 5%, 2027	2,500,000	1,500,275
Fulton County, GA, Residential Care Facilities, (Lenbrook Project), “A”, 5.125%, 2042	2,750,000	1,474,385
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2037	4,510,000	2,644,935
Hawaii Department of Budget & Finance, Special Purpose Rev. (Kahala Nui Senior Living Community), 8%, 2033	1,500,000	1,312,035
HFDC of Central Texas, Inc., Retirement Facilities Rev. (Legacy at Willow Bend), “A”, 5.625%, 2026	1,500,000	948,210
HFDC of Central Texas, Inc., Retirement Facilities Rev. (Legacy at Willow Bend), “A”, 5.75%, 2036	1,500,000	877,095
HFDC of Central Texas, Inc., Retirement Facilities Rev. (Village at Gleannloch Farms), “A”, 5.5%, 2037	3,050,000	1,847,171
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2028	2,265,000	1,490,506
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2043	1,960,000	1,153,872
Illinois Finance Authority Rev. (Clare at Water Tower), “A”, 6%, 2025	1,510,000	939,401
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2027	1,600,000	1,083,744
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2037	3,000,000	1,743,900
Illinois Finance Authority Rev. (Friendship Village), “A”, 5.375%, 2025	4,630,000	2,823,050
Illinois Finance Authority Rev. (Landing at Plymouth Place), “A”, 6%, 2037	1,510,000	951,632

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Illinois Finance Authority Rev. (Montgomery Place), “A”, 5.75%, 2038	$1,730,000	$1,072,565
Illinois Finance Authority Rev., Bond Anticipation Notes (Tallgrass), 13%, 2012	790,000	741,486
Iowa Finance Authority Senior Housing Authority Rev. (Bethany Life Communities), “A”, 5.55%, 2041	770,000	469,577
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), 9.25%, 2011 (c)	3,805,000	4,568,740
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2025	2,495,000	1,651,865
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “B”, 5.75%, 2018	2,520,000	1,941,736
James City County, VA, Economic Development (Virginia United Methodist Homes, Inc.), “A”, 5.4%, 2027	2,180,000	1,363,982
James City County, VA, Economic Development (Virginia United Methodist Homes, Inc.), “A”, 5.5%, 2037	3,375,000	1,942,920
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.375%, 2027	750,000	492,472
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.5%, 2036	2,200,000	1,351,262
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 2027	1,580,000	984,767
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), “C”, 6.875%, 2012 (c)	1,250,000	1,473,950
Loves Park, IL (Hoosier Care), 7.125%, 2034	1,830,000	1,331,215
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 2037	4,640,000	3,178,586
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 5.5%, 2027	1,235,000	710,829
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 5.75%, 2035	310,000	170,878
Massachusetts Industrial Finance Agency Rev. (GF/Revere, Inc.), 6.6%, 2025	6,215,000	4,628,994
Millbrae, CA, Residential Facilities Rev. (Magnolia of Millbrae), “A”, 7.375%, 2027	6,255,000	5,189,336
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 2036	3,805,000	2,659,999
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.125%, 2028	750,000	487,095
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.25%, 2035	1,490,000	929,075
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.875%, 2037	2,200,000	1,396,824

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
New Jersey Economic Development Authority Rev. (Seabrook Village, Inc.), 5.25%, 2036	$2,735,000	$1,603,913
New Jersey Health Care Facilities Financing Authority Rev. (Cherry Hill), 8%, 2027	4,000,000	2,935,000
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6%, 2025	375,000	272,985
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 2035	340,000	234,658
Olathe, KS, Senior Living Facilities Rev. (Catholic Care Campus, Inc.), “A”, 6%, 2038	1,700,000	1,133,101
Orange County, FL, Health Facilities Authority Rev. (Orlando Lutheran Tower), 5.5%, 2038	1,180,000	676,223
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2037	1,790,000	1,143,470
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2045	395,000	244,351
Scott County, IA, Rev. (Ridgecrest Village), 5.25%, 2027	2,055,000	1,283,553
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	2,470,000	1,813,301
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2027	1,840,000	1,249,213
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2042	1,690,000	1,035,564
South Carolina Jobs & Economic Development Authority Rev., (Lutheran Homes of South Carolina), 5.5%, 2028	470,000	307,615
South Carolina Jobs & Economic Development Authority Rev., (Lutheran Homes of South Carolina), 5.625%, 2042	550,000	337,634
St. Johns County, FL Industrial Development Authority (Bayview Project), “A”, 5.25%, 2041	2,800,000	1,516,676
St. Joseph County, IN, Economic Development Rev. (Holy Cross Village at Notre Dame), “A”, 6%, 2038	475,000	304,413
Sterling, IL (Hoosier Care), 7.125%, 2034	1,285,000	932,088
Suffolk County, NY, Industrial Development Agency (Medford Hamlet Assisted Living), 6.375%, 2039	1,500,000	956,565
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Querencia Barton Creek), 5.5%, 2025	1,440,000	1,026,086
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 2037	3,925,000	2,511,372
Washington Housing Finance Commission Non-profit Rev. (Skyline at First Hill), “A”, 5.625%, 2027	785,000	498,985
Washington Housing Finance Commission Non-profit Rev. (Skyline at First Hill), “A”, 5.625%, 2038	3,980,000	2,290,450

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Wisconsin Health & Educational Facilities Authority Rev. (American Eagle Nursing Home), 7.15%, 2028	$4,000,000	$3,057,040
Wisconsin Health & Educational Facilities Board Rev. (All Saints Assisted Living Project), 6%, 2037	1,230,000	763,203

		$109,848,015
Human Services - 1.4%
Alaska Industrial Development & Export Authority Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 5.875%, 2027	$3,790,000	$2,371,782
Alaska Industrial Development & Export Authority Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 6%, 2036	1,175,000	689,032
California Statewide Communities Development Authority (Prides Industries), 7.125%, 2009 (c)	1,315,000	1,382,315
Colorado Educational & Cultural Facilities Authority (Cerebral Palsy Project), “A”, 6.25%, 2036	775,000	512,755
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 7%, 2036	1,600,000	1,198,592
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “C”, 7%, 2036	1,270,000	941,883
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.85%, 2036	3,415,000	2,425,333
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “B”, 6.5%, 2013	155,000	153,041
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 2024	2,850,000	2,357,805
New York, NY, Industrial Development Agency Rev. (Special Needs Facilities Pooled Program), 6.1%, 2012	825,000	762,902
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 8.875%, 2021	1,925,000	1,862,476
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 9%, 2031	2,185,000	2,023,485
Osceola County, FL, Industrial Development Authority Rev. (Community Provider), 7.75%, 2017	501,000	459,582
Philadelphia, PA, Industrial Development Authority Rev., 6.125%, 2019	1,250,000	835,625

		$17,976,608
Industrial Revenue - Airlines - 4.2%
Alliance Airport Authority, TX (American Airlines, Inc.), 5.25%, 2029	$4,265,000	$1,686,765

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Airlines - continued
Chicago, IL, O’Hare International Airport Special Facilities Rev. (American Airlines, Inc.), 5.5%, 2030	$11,605,000	$4,914,253
Dallas Fort Worth, TX, International Airport Facility Improvement Corp. (American Airlines, Inc.), 5.5%, 2030	3,230,000	1,417,776
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032	13,545,000	6,870,159
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032	3,460,000	1,799,961
Houston, TX, Airport Systems Rev., Special Facilities (Continental, Inc.), “E”, 6.75%, 2029	5,045,000	3,328,943
Los Angeles, CA, Regional Airport Lease Rev. (American Airlines, Inc.), “C”, 7%, 2012	1,700,000	1,465,451
Los Angeles, CA, Regional Airport Lease Rev. (AMR Corp.), “C”, 7.5%, 2024	5,450,000	4,179,441
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 6.25%, 2029	6,660,000	4,181,681
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 5.4%, 2020	1,250,000	574,413
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.625%, 2025	20,965,000	15,267,552
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.75%, 2031	11,820,000	8,263,126

		$53,949,521
Industrial Revenue - Chemicals - 0.5%
Louisiana, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 2032	$4,100,000	$2,832,280
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	5,380,000	2,987,460
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 2024	130,000	71,145

		$5,890,885
Industrial Revenue - Environmental Services - 1.9%
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Browning Ferris, Inc.), “A”, 5.8%, 2016	$5,000,000	$4,572,200
Cobb County, GA, Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 5%, 2033	2,780,000	1,695,133
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 2018	540,000	451,057
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 2026 (a)	2,000,000	1,757,520
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 2028	3,260,000	2,169,074

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Environmental Services - continued
Henrico County, VA, Industrial Development Authority Rev. (Browning Ferris, Inc.), 5.45%, 2014	$2,000,000	$1,892,760
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Allied Waste N.A., Inc.), “A”, 5.2%, 2018	3,060,000	2,608,466
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), 5.2%, 2027	2,890,000	1,953,062
New Morgan, PA, Industrial Development Authority, Solid Waste Disposal Rev. (New Morgan Landfill Co., Inc./Browning Ferris, Inc.), 6.5%, 2019	2,500,000	2,315,750
Ohio State Water Development Authority, Solid Waste Rev. (Allied Waste N.A. Inc.), “A”, 5.15%, 2015	1,500,000	1,357,905
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), 4.9%, 2028	4,615,000	2,919,403

		$23,692,330
Industrial Revenue - Metals - 0.0%
Burns Harbor, IN, Solid Waste Disposal Facilities Rev. (Bethlehem Steel), 8%, 2024 (d)	$10,455,000	$1,045
Cambria County, PA, Industrial Development Authority Rev. (Bethlehem Steel), 7.5%, 2015 (d)	3,890,000	389

		$1,434
Industrial Revenue - Other - 2.0%
Aztalan, WI, Exempt Facility Rev. (Renew Energy LLC), 7.5%, 2018 (d)	$2,955,000	$295,500
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 7.5%, 2030	1,560,000	1,247,267
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 2035	1,500,000	673,260
California Statewide Communities Development Authority Facilities (Microgy Holdings Project), 9%, 2038	800,000	665,624
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings LLC Project), 7%, 2036	2,060,000	1,360,960
Gulf Coast, TX, Waste Disposal Rev. (Valero Energy Corp.), 6.65%, 2032	1,500,000	1,065,000
Janesville, WI, Industrial Development Rev. (Simmons Manufacturing Co.), 7%, 2017	3,900,000	3,472,248
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	2,640,000	2,119,445
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “B”, 6.875%, 2037	1,570,000	1,236,124
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “C”, 6.5%, 2015	2,300,000	2,187,668

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Other - continued
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 2035	$1,880,000	$1,241,684
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-1”, 7.875%, 2032 (a)(n)	4,215,000	3,777,062
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-2”, 7.875%, 2032 (a)(n)	1,855,000	1,662,266
Philadelphia, PA, Industrial Development Authority Rev. (Host Marriott LP), 7.75%, 2017	2,000,000	1,602,720
St. John the Baptist Parish, LA (Marathon Oil Corp.), “A”, 5.125%, 2037	4,000,000	2,685,400

		$25,292,228
Industrial Revenue - Paper - 1.4%
Arkansas Development Finance Authority, Industrial Facilities Rev. (Potlatch Corp.), “A”, 7.75%, 2025	$1,200,000	$897,348
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia Pacific Corp.), 5.75%, 2028	1,510,000	780,157
Cass County, TX, Industrial Development Corp. (International Paper Co.), “A”, 4.625%, 2027	3,750,000	1,962,712
De Soto Parish, LA, Environmental Improvement Rev. (International Paper Co.), 6.35%, 2025	1,650,000	1,134,424
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “A”, 6.25%, 2012 (c)	3,100,000	3,537,038
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “B”, 6.45%, 2012 (c)	1,100,000	1,238,083
Escambia County, FL, Environmental Improvement Rev. (International Paper Co.), “A”, 4.75%, 2030	1,940,000	967,109
Hodge, LA, Utility Rev. (Stone Container Corp.), 7.45%, 2024 (d)	3,000,000	390,000
Hopewell, VA, Industrial Development Authority Environmental Impact Rev. (Smurfit-Stone Container Corp.), 5.25%, 2015 (d)	2,700,000	351,000
Phenix City, AL, Industrial Development Board Environmental Improvement Rev., “A” (MeadWestvaco Coated), 6.35%, 2035	4,000,000	2,443,440
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	2,835,000	1,754,128
Sabine River Authority Rev., Louisiana Water Facilities (International Paper Co.), 6.2%, 2025	2,250,000	1,660,320
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (d)	800,000	78,000
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 2019 (d)	6,830,000	665,925

		$17,859,684

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Entertainment & Tourism - 0.4%
Mississippi Development Bank, Special Obligation (Diamond Lakes Utilities), 6.25%, 2017	$2,600,000	$2,199,964
New York Liberty Development Corp. Rev. (National Sports Museum), “A”, 6.125%, 2019 (d)	1,315,000	197,250
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.125%, 2029	280,000	281,943
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.375%, 2039	210,000	212,831
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.5%, 2046	830,000	840,815
Seminole Tribe, FL, Special Obligation, “A”, 5.25%, 2027 (n)	1,840,000	1,240,050
Seneca Nation Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 2023 (n)	1,040,000	644,530

		$5,617,383
Miscellaneous Revenue - Other - 1.9%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 6.7%, 2011 (c)	$2,000,000	$2,207,700
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, XLCA, 5.25%, 2024	930,000	692,422
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5.75%, 2034	2,705,000	1,510,391
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Columbia National Group), 5%, 2020	1,430,000	1,140,468
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount), “B”, 5.125%, 2025	525,000	361,667
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Perrysburg Project), 4.8%, 2035	795,000	472,333
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017	5,380,000	5,161,195
Madison County, FL, Rev. (Twin Oaks Project), “A”, 6%, 2025	1,570,000	1,126,742
New Jersey Economic Development Authority Rev. (Kapkowski Project), “B”, 6.5%, 2018	3,665,000	3,424,833
Riversouth, OH, Authority Rev. (Lazarus Building) “A”, 5.75%, 2027	3,975,000	3,095,849
Southwestern Illinois Development Authority Rev., Solid Waste Disposal Rev., 5.9%, 2014	1,265,000	1,235,677
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	600,000	412,308
Summit County, OH, Port Authority Building Rev. (Twinsburg Township), “D”, 5.125%, 2025	440,000	303,428
Summit County, OH, Port Authority Building Rev. (Workforce Policy Board), “F”, 4.875%, 2025	2,735,000	1,810,050

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
Toledo Lucas County, OH, Port Authority Development Rev. (Northwest Ohio Bond Fund), “B”, 4.8%, 2035	$910,000	$514,560
Toledo Lucas County, OH, Port Authority Development Rev. (Northwest Ohio Bond Fund), “C”, 5.125%, 2025	260,000	176,584

		$23,646,207
Multi-Family Housing Revenue - 2.1%
Alexandria, VA, Redevelopment & Housing Finance Authority Rev. (Jefferson Village Apartments), “B”, 9%, 2018	$1,685,000	$1,686,870
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), FSA, 5%, 2035	635,000	529,685
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), FSA, 5.1%, 2046	1,155,000	948,832
Charter Mac Equity Issuer Trust, FRN, FHLMC, 6.625%, 2049 (a)(n)	8,000,000	8,009,680
Fairfax County, VA, Economic Development Authority, Senior Living (Lewinsville Retirement Village), “A”, 5.25%, 2032	1,215,000	749,959
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (a)	1,345,000	1,226,223
Mississippi Home Corp., Rev. (Kirkwood Apartments), 6.8%, 2037	3,850,000	2,844,727
MuniMae TE Bond Subsidiary LLC, 6.875%, 2049 (z)	6,000,000	5,222,100
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049 (z)	2,000,000	1,673,400
MuniMae TE Bond Subsidiary LLC, 5.9%, 2049 (z)	2,000,000	1,221,680
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.15%, 2048	1,380,000	1,141,522
Seattle, WA, Housing Authority Rev., Capped Fund Program (High Rise Rehab), “I”, FSA, 5%, 2025	1,000,000	916,910

		$26,171,588
Sales & Excise Tax Revenue - 1.2%
Central, WA, Puget Sound Regional Transportation Authority, “A”, 5%, 2036	$10,000,000	$9,607,900
Desloge, MO, Tax Increment Rev. (U.S. Highway 67 Street Redevelopment), 5.2%, 2020	1,025,000	793,534
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2029	3,150,000	3,303,562
Utah Transit Authority Sales Tax Rev., “A”, MBIA, 0%, 2028	6,825,000	2,021,292

		$15,726,288
Single Family Housing - Local - 0.8%
California Rural Home Mortgage Finance Authority Rev., GNMA, 6.55%, 2030	$230,000	$224,669
Chicago, IL, Single Family Mortgage Rev., “C”, GNMA, 7.05%, 2030	20,000	20,146

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - Local - continued
Cook County, IL, Single Family Mortgage Rev., “A”, 0%, 2015	$60,000	$16,597
Corpus Christi, TX, Housing Finance Authority Rev., “B”, 0%, 2011	1,290,000	726,438
Escambia County, FL, Single Family Mortgage Rev., GNMA, 6.95%, 2024	165,000	164,589
Jefferson County, TX, Housing Finance Corp., MBIA, 0%, 2015	450,000	220,405
Jefferson Parish, LA, Single Family Mortgage Rev., “B-1”, GNMA, 6.625%, 2023	350,000	365,050
Jefferson Parish, LA, Single Family Mortgage Rev., “B-1”, GNMA, 6.75%, 2030	1,005,000	1,004,296
Jefferson Parish, LA, Single Family Mortgage Rev., “D-1”, GNMA, 7.5%, 2026	75,000	76,530
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “B”, 5.5%, 2038	135,000	94,681
Pima County, AZ, Industrial Development Authority Rev., “B-1”, GNMA, 7.05%, 2030	165,000	176,332
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.45%, 2029	220,000	220,084
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.9%, 2035	905,000	908,303
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 2035	375,000	385,556
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 2037	300,000	303,213
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-2”, GNMA, 5.75%, 2037	1,230,000	1,229,889
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 6%, 2035	675,000	677,822
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.625%, 2036	790,000	762,895
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 2037	1,400,000	1,410,262
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 2037	540,000	541,625
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “B-2”, GNMA, 6.45%, 2033	670,000	703,051

		$10,232,433
Single Family Housing - State - 1.5%
Colorado Housing & Finance Authority Rev., “B-2”, 6.1%, 2023	$265,000	$259,069
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2025	32,000	31,918
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2033	285,000	296,001
Colorado Housing & Finance Authority Rev., “C-2”, 5.9%, 2023	405,000	395,329
Colorado Housing & Finance Authority Rev., “C-2”, FHA, 6.6%, 2032	405,000	426,919

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
Colorado Housing & Finance Authority Rev., “C-3”, 6.75%, 2021	$130,000	$135,487
Colorado Housing & Finance Authority Rev., “C-3”, 7.15%, 2030	60,000	60,363
Louisiana Housing Finance Agency, Single Family Mortgage Rev., “B-2”, GNMA, 7.55%, 2031	90,000	90,105
Mississippi Home Corp. Rev., Single Family Rev., “A-2”, GNMA, 6.5%, 2032	1,790,000	1,874,023
Mississippi Home Corp., Single Family Rev., “A”, GNMA, 6.1%, 2034	1,915,000	1,930,243
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 7.45%, 2031	80,000	80,551
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.35%, 2032	315,000	311,929
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.85%, 2032	250,000	252,688
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.75%, 2034	260,000	259,862
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.7%, 2030	505,000	503,111
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 2037	2,940,000	2,906,219
New Hampshire Housing Finance Authority Rev., “B”, 5.875%, 2030	260,000	256,911
New Hampshire Housing Finance Authority Rev., “B”, 6.3%, 2031	185,000	183,326
New Hampshire Housing Finance Authority Rev., “B”, 6.5%, 2035	1,645,000	1,685,993
New Mexico Mortgage Finance Authority Rev., “B-2”, GNMA, 6.35%, 2033	460,000	457,295
North Dakota Housing Finance Agency Rev., Housing Finance, “A”, 5%, 2033	500,000	496,185
Oklahoma Housing Finance Agency, Single Family, 7.55%, 2028	220,000	216,291
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 2039	2,255,000	1,932,219
Texas Housing & Community Affairs, Residential Mortgage Rev., GNMA, 7.1%, 2021	1,285,000	1,366,919
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	2,600,000	2,562,820

		$18,971,776
Solid Waste Revenue - 0.8%
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 2019	$3,900,000	$3,514,368
Hudson County, NJ, Solid Waste System Rev., 6%, 2019	2,000,000	1,724,740
Massachusetts Industrial Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 5.6%, 2019	5,425,000	4,428,265

		$9,667,373

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Agency - Other - 0.3%
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.25%, 2024	$900,000	$739,800
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.5%, 2037	3,600,000	2,762,352

		$3,502,152
State & Local Agencies - 1.3%
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	$1,600,000	$1,848,144
Delaware Valley, PA, Regional Finance Authority, RITES, AMBAC, 7.127%, 2018 (p)	250,000	327,545
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, AMBAC, 0% to 2010, 4.6% to 2023	1,185,000	930,450
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 2045	5,000,000	3,721,250
Harris County, TX, 5.8%, 2014	915,307	856,718
Harris County, TX, 5.625%, 2020	2,037,419	1,764,323
New York Metropolitan Transportation Authority, “A”, 5.125%, 2029	5,900,000	5,572,668
Northumberland County, PA (Country Careers & Arts Center), 6.65%, 2020	980,000	903,942
Northumberland County, PA (Mountain View Manor), 7%, 2010 (c)	1,000,000	1,100,690

		$17,025,730
Student Loan Revenue - 0.7%
Access to Loans for Learning, CA Student Loan Rev., 7.95%, 2030	$2,700,000	$2,346,084
Arizona Student Loan Acquisition Authority, Student Loan Rev., 6.15%, 2029	1,500,000	1,318,995
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	4,965,000	4,656,475

		$8,321,554
Tax - Other - 0.5%
Harris County-Houston, TX, Sports Authority Rev., MBIA, 0%, 2032	$6,310,000	$1,018,182
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5.25%, 2039	4,000,000	3,797,680
Virgin Islands Public Finance Authority Rev., “E”, 5.875%, 2018	1,500,000	1,401,750

		$6,217,612
Tax Assessment - 7.1%
Altoona, IA, Urban Renewal Tax Increment Rev., 6%, 2043	$3,000,000	$2,447,550
Arborwood Community Development District, FL, Capital Improvement Rev., 5.25%, 2016	460,000	349,802
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-1”, 5.5%, 2036	1,475,000	838,626

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A”, 5.35%, 2036	$1,840,000	$1,020,942
Arborwood Community Development District, FL, Special Assessment (Master Infrastructure Projects), “B”, 5.1%, 2014	665,000	529,320
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 2030	2,450,000	1,538,771
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031	1,515,000	919,832
Ave Maria Stewardship Community District, FL, “A”, 5.125%, 2038	2,025,000	1,028,740
Baltimore, MD, Special Obligation, “A”, 7%, 2038	2,600,000	2,098,200
Belmont, FL, Community Development District Capital Improvement Rev., “B”, 5.125%, 2014 (d)	2,950,000	1,334,314
Capital Region Community Development District Rev., FL, “A”, 7%, 2039	1,875,000	1,312,837
Capital Region Community Development District, FL, Capital Improvement Rev., “A-2”, 6.85%, 2031	690,000	575,777
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 2037	970,000	524,760
Concord Station Community Development District, FL, Special Assessment, 5%, 2015	740,000	577,503
Concorde Estates, FL, Community Development District, “B”, 5%, 2011	390,000	292,344
Creekside Community Development District, FL, Special Assessment, 5.2%, 2038	2,700,000	1,398,087
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 2026	2,750,000	1,548,635
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 2036	945,000	556,397
Durbin Crossing Community Development District, FL, Special Assessment, “B-1”, 4.875%, 2010	3,900,000	2,586,714
East Homestead Community Development District, FL, Special Assessment, “B”, 5%, 2011	460,000	371,501
Enclave at Black Point Marina Community Development District, FL, “B”, 5.2%, 2014	1,785,000	1,078,283
Fishhawk Community Development District, FL, 5.125%, 2009	995,000	770,458
Grand Bay at Doral Community Development District, FL, “A”, 6%, 2039	620,000	343,951
Grand Bay at Doral Community Development District, FL, “B”, 6%, 2017	3,685,000	2,676,600
Greyhawk Landing Community Development District, FL, Special Assessment, “B”, 6.25%, 2009	70,000	69,476
Hawks Point Community Development District, FL, Special Assessment, “A”, 5.3%, 2039	1,430,000	745,488
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	2,105,000	1,305,226

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Katy, TX, Development Authority Rev., “B”, 6%, 2018	$4,600,000	$3,695,824
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2009	640,000	566,803
Lakes by the Bay South Community Development District, FL, Rev., “B”, 5.3%, 2009	935,000	560,972
Lakeshore Villages Master Community Development District, LA, Special Assessment, 5.25%, 2017	2,862,000	2,108,664
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	1,810,000	1,021,962
Landmark At Doral Community Development District, FL, Special Assessment, “B”, 5.2%, 2015 (d)	2,000,000	1,000,720
Legends Bay Community Development District, FL, “A”, 5.5%, 2014	1,580,000	1,112,857
Legends Bay Community Development District, FL, “A”, 5.875%, 2038	1,370,000	788,092
Magnolia Park Community Development District, FL, Special Assessment, “A”, 6.15%, 2039	4,150,000	2,481,243
Main Street Community Development District, FL, “A”, 6.8%, 2038	1,905,000	1,212,304
Main Street Community Development District, FL, “B”, 6.9%, 2017	1,495,000	1,123,328
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 2022	805,000	561,455
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 4.8%, 2026	1,215,000	724,918
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 2033	500,000	278,060
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 2016	2,300,000	1,275,373
New Port Tampa Bay Community Development District, FL, Special Assessment, “B”, 5.3%, 2012	1,360,000	554,010
North Springs Improvement District, FL, Special Assessment (Parkland Golf Country Club), “B-1”, 5.125%, 2015	1,225,000	948,101
North Springs Improvement District, FL, Special Assessment (Parkland Golf Country Club), “B-2”, 5.125%, 2015	230,000	176,585
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 2034	865,000	548,237
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “A”, 5.9%, 2035	715,000	427,120
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 2014	740,000	595,567
Osage Beach, MO, Tax Increment Rev. (Prewitts), 4.8%, 2016	1,675,000	1,272,146
Osage Beach, MO, Tax Increment Rev. (Prewitts), 5%, 2023	1,500,000	927,705
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 2038	4,000,000	2,094,840

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Overland Park, KS, Special Assessment (Tallgrass Creek), 4.85%, 2016	$565,000	$446,367
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 2028	1,220,000	756,193
Palm Glades Community Development District, FL, Special Assessment, “A”, 5.3%, 2036	1,110,000	635,753
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 2036 (q)	910,000	455,000
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 2013 (d)	1,000,000	350,000
Panther Trace II, Community Development District, FL, Special Assessment, 5.125%, 2013	1,135,000	692,112
Panther Trace II, Community Development District, FL, Special Assessment, “B”, 5%, 2010	1,190,000	1,054,066
Parker Road Community Development District, FL, “A”, 5.6%, 2038	1,260,000	658,237
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	3,020,000	2,478,665
Paseo Community Development District, FL, “B”, 4.875%, 2010	2,745,000	1,756,800
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 2034	755,000	373,008
Riverwood Estates, FL, Community Development District, Special Assessment, “B”, 5%, 2013 (d)	4,405,000	1,541,750
Rolling Hills Community Development District, FL, “B”, 5.125%, 2013	2,275,000	1,366,979
Sarasota National Community Development District, FL, Special Assessment Rev., 5.3%, 2039	3,215,000	1,634,088
Six Mile Creek Community Development District, FL, Capital Improvement Rev., 5.875%, 2038	5,000,000	2,316,100
Sterling Hill Community Development District, FL, Special Assessment, 5.5%, 2010	625,000	588,363
Stone Ridge, CO, Metropolitan District No. 2, 7.25%, 2031	2,700,000	1,842,453
Stonebrier Community Development District, FL, Special Assessment, 5.5%, 2037	1,820,000	1,015,160
Stoneybrook South Community Development District, FL, Special Assessment, “A”, 5.8%, 2039	2,000,000	1,132,720
Stoneybrook South Community Development District, FL, Special Assessment, “B”, 5.45%, 2015	2,000,000	1,407,280
Sweetwater Creek Community Development District, FL, Capital Improvement Rev., 5.3%, 2017	2,000,000	1,246,400
Sweetwater Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 2038	1,500,000	721,050
Tolomato Community Development District, FL, Special Assessment, 6.65%, 2040	3,825,000	2,336,731

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	$2,540,000	$1,365,072
Two Creeks Community Development District, FL, Capital Improvement Rev., 5.25%, 2037	2,150,000	1,150,358
Villa Portofino East Community Development District, FL, Special Assessment, 5.2%, 2037	2,260,000	1,153,459
Villa Portofino West Community Development District, FL, Special Assessment, “A”, 5.35%, 2036	940,000	542,822
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 2039	790,000	413,802
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	630,000	354,904
Watergrass Community Development District, FL, “A”, 5.375%, 2039	1,580,000	834,351
Watergrass Community Development District, FL, Special Assessment, “B”, 4.875%, 2010	1,970,000	1,496,097
Wentworth Estates Community Development District, FL, Special Assessment, “B”, 5.125%, 2012	1,090,000	655,036

		$89,668,196
Tobacco - 6.1%
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 2027	$9,305,000	$8,590,655
Badger, WI, Tobacco Asset Securitization Corp., 6.375%, 2032	495,000	397,401
Buckeye, OH, Tobacco Settlement Financing Authority, 6%, 2042	780,000	467,828
Buckeye, OH, Tobacco Settlement Financing Authority Rev., 5.75%, 2034	2,500,000	1,504,025
Buckeye, OH, Tobacco Settlement Rev., Asset Backed, “A-2”, 5.875%, 2030	19,455,000	12,395,753
Buckeye, OH, Tobacco Settlement Rev., Asset Backed, “A-2”, 5.875%, 2047	6,835,000	3,912,012
Buckeye, OH, Tobacco Settlement Rev., Asset Backed, “A-2”, 6.5%, 2047	9,130,000	5,739,118
California County, CA, Tobacco Securitization Corp., Tobacco Settlement, L.A. County, “A”, 0% to 2010, 5.65% to 2041	1,525,000	722,362
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 2029	4,035,000	2,947,527
District of Columbia, Tobacco Settlement, 6.75%, 2040	885,000	576,427
District of Columbia, Tobacco Settlement Rev., 6.25%, 2024	3,175,000	2,657,030
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-4”, 7.8%, 2013 (c)	3,000,000	3,706,110
Inland Empire, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, “C-1”, 0%, 2036	11,775,000	687,071

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - continued
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 2034	$4,295,000	$2,627,638
Louisiana Tobacco Settlement Authority Rev., 5.5%, 2030	4,915,000	3,751,521
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.875%, 2039	6,940,000	4,461,379
Michigan Tobacco Settlement Finance Authority Rev., Asset Backed, “A”, 6%, 2048	11,470,000	6,795,631
New Jersey Tobacco Settlement Financing Corp., 5.75%, 2012 (c)	2,370,000	2,593,847
New Jersey Tobacco Settlement Financing Corp., 7%, 2013 (c)	45,000	55,156
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	7,465,000	3,992,133
Rhode Island Tobacco Settlement Financing Corp., “A”, 0%, 2052	22,705,000	215,016
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Turbo-Santa Clara), “A”, 0%, 2036	7,265,000	446,434
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Turbo-Santa Clara), “A”, 0%, 2041	5,640,000	212,402
South Carolina Tobacco Settlement Authority Rev., “B”, 6.375%, 2011 (c)	3,725,000	4,091,987
Virginia Tobacco Settlement Financing Corp., “B-1”, 5%, 2047	5,035,000	2,645,792
Washington Tobacco Settlement Authority, 6.5%, 2026	985,000	870,809

		$77,063,064
Toll Roads - 2.6%
Bay Area Toll Authority, Toll Bridge Rev. (San Francisco Bay Area), “F1”, 5%, 2034	$10,725,000	$10,151,749
Bay Area Toll Authority, Toll Bridge Rev. (San Francisco Bay Area), “F1”, 5.125%, 2047	2,025,000	1,856,176
E-470 Public Highway Authority, Colorado Rev., Capital Appreciation, “B”, MBIA, 0%, 2027	12,305,000	2,393,199
Illinois State Toll Highway Authority Rev., “B”, 5.5%, 2033	6,095,000	6,086,589
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Rev., ETM, 0%, 2011 (c)(f)	13,400,000	13,028,150

		$33,515,863
Transportation - Special Tax - 1.4%
Arizona State Transportation Board Highway Rev., “B”, 5%, 2033	$10,000,000	$9,999,500
Telluride, CO, Real Estate Transfer Assessment Rev. (Gondola Transit Co.), ETM, 11.5%, 2012 (c)	6,000,000	7,553,700

		$17,553,200
Universities - Colleges - 3.8%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University) “A”, 5.9%, 2028	$1,305,000	$958,418

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University) “A”, 6%, 2038	$2,025,000	$1,403,710
Anderson, IN, Economic Development Rev. (Anderson University Project), 5%, 2028	3,530,000	2,252,634
Anderson, IN, Economic Development Rev. (Anderson University Project), 5%, 2032	1,025,000	624,717
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 2038	2,320,000	1,799,067
California Educational Facilities Authority Rev. (University of La Verne), “A”, 5%, 2029	2,205,000	1,530,579
California Educational Facilities Authority Rev. (University of Southern California), “A”, 5.25%, 2038	1,935,000	1,949,435
California Educational Facilities Authority Rev., “A”, 4.5%, 2033	4,075,000	3,605,601
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	900,000	707,571
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 2027	1,385,000	871,470
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.5%, 2038	1,580,000	927,729
Delaware County, PA, Authority College Rev. (Neumann College), 6.125%, 2034	250,000	190,245
Harris County, TX, Cultural Education Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 2032	2,240,000	2,123,251
Harrisburg, PA, Harrisburg University of Science, “A”, 5.4%, 2016	775,000	727,237
Houston, TX, Community College Systems, MBIA, 7.875%, 2025	9,150,000	10,157,598
Illinois Educational Facilities Authority Rev. (Augustana College), “A”, 5.625%, 2022	1,300,000	1,085,929
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2031	3,125,000	2,206,219
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2036	2,225,000	1,507,593
Indiana Educational Facilities Authority Rev. (Manchester College), 5.75%, 2018	1,000,000	863,800
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	1,330,000	919,456
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2039	1,575,000	1,048,162
Massachusetts Development Finance Agency Rev. (Curry College), “A”, ACA, 5%, 2036	1,135,000	698,740
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	2,140,000	2,164,867
Michigan Higher Education Facilities Authority Rev. (College for Creative Studies), 6.125%, 2037	4,315,000	3,132,992

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Pennsylvania State Higher Educational Facilities Authority Rev. (Lasalle University), 5.25%, 2027	$900,000	$715,491
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5.125%, 2036	1,055,000	691,795
Savannah, GA, Economic Development Authority Rev. (AASU Student Union, LLC), ASSD GTY, 5.125%, 2039	2,000,000	1,901,060
Savannah, GA, Economic Development Authority Rev. (College of Art & Design, Inc.), ETM, 6.2%, 2009 (c)	260,000	262,067
University of Southern Indiana Rev., Student Fee, “J”, ASSD GTY, 5.75%, 2028	1,445,000	1,438,136

		$48,465,569
Universities - Dormitories - 0.4%
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	$2,345,000	$1,401,583
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	2,125,000	1,530,085
Illinois Educational Facilities Authority, Educational Advancement Fund (University Center), 6.625%, 2012 (c)	1,500,000	1,761,840
Maryland Economic Development Corp. Student Housing (University of Maryland - College Park), 5.875%, 2043	1,335,000	923,566

		$5,617,074
Universities - Secondary Schools - 1.7%
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	$3,485,000	$4,101,427
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	1,710,000	1,941,825
Colorado Housing Finance Development Rev. (Evergreen Country Day School), 5.875%, 2037	2,760,000	1,876,331
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.25%, 2027	1,570,000	939,331
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.375%, 2037	3,155,000	1,750,962
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.25%, 2018	985,000	762,695
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038	460,000	270,788
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 2035	450,000	307,201
Michigan Municipal Bond Authority Rev. (YMCA Service Learning Academy), 7.625%, 2021	550,000	482,554

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Secondary Schools - continued
Michigan Municipal Bond Authority Rev. (YMCA Service Learning Academy), 7.75%, 2031	$2,450,000	$1,997,534
Pima County, AZ, Industrial Development Authority Education Rev. (Arizona Charter Schools), “C”, 6.4%, 2013	975,000	925,148
Pima County, AZ, Industrial Development Authority Education Rev. (Arizona Charter Schools), “C”, 6.75%, 2031	2,935,000	2,182,642
Utah County, UT, Charter School Rev. (Lakeview Academy), “A”, 5.625%, 2037	1,815,000	1,201,784
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 2037	1,065,000	684,603
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), “A”, 6%, 2038	2,820,000	1,950,735

		$21,375,560
Utilities - Cogeneration - 0.4%
Alaska Industrial Development & Export Authority, 5.7%, 2012	$525,000	$499,364
Alaska Industrial Development & Export Authority, 5.875%, 2032	1,800,000	1,268,586
Ohio Water Development Authority (Bay Shore Power), 5.875%, 2020	1,700,000	1,359,133
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Colver), “G”, 5.125%, 2015	950,000	751,821
Pennsylvania Economic Development Financing Authority Rev., Resources Recovery Rev. (Northampton Generating), “A”, 6.5%, 2013	2,300,000	1,604,687

		$5,483,591
Utilities - Investor Owned - 2.7%
Brazos River Authority Texas Pollution Control Rev. (TXU Electric), 8.25%, 2030	$1,000,000	$552,390
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), “C”, 5.75%, 2036 (a)	7,265,000	4,846,772
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), “D”, 5.4%, 2029 (a)	310,000	206,506
Brazos River Authority, TX, Pollution Control Rev. (TXU Energy Co. LLC), 5%, 2041	3,015,000	1,212,392
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), 4.875%, 2033	2,000,000	1,252,460
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “A”, 6.3%, 2016	3,240,000	3,007,141
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “A”, 5.8%, 2022	4,500,000	3,693,240
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “C”, 5.8%, 2022	1,390,000	1,140,801

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Farmington, NM, Pollution Control Rev. (Tucson Electric), “A”, 6.95%, 2020	$3,000,000	$2,857,200
Matagorda County, TX, Pollution Control Rev. (Reliant Energy), 5.95%, 2030	3,095,000	2,126,327
Mecklenburg County, VA, Industrial Development Authority Rev. (UAE Mecklenburg LP), 6.5%, 2017	2,800,000	2,801,456
Pointe Coupee Parish, LA, Pollution Control Rev. (Gulf States Utilities Co.), 6.7%, 2013	1,000,000	987,370
Red River Authority, TX, Pollution Control Rev. (AEP Texas Central Co.), MBIA, 4.45%, 2020	2,635,000	2,421,776
Sabine River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), 5.2%, 2028	1,255,000	643,966
Sabine River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), 5.75%, 2030 (a)	2,250,000	1,501,065
West Feliciana Parish, LA, Pollution Control Rev. (Entergy Gulf States), 6.6%, 2028	3,335,000	3,090,278
Yuma County, AZ, Industrial Development Authority (Far West Water & Sewer, Inc.), 6.375%, 2037	2,605,000	1,961,721

		$34,302,861
Utilities - Other - 1.5%
Main Street Natural Gas, Inc., GA, Gas Project Rev., “A”, 5.5%, 2028	$2,245,000	$1,669,809
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	4,300,000	3,547,285
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 2027	4,000,000	2,804,240
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2032	6,670,000	4,404,868
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	2,275,000	1,454,203
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	2,010,000	1,531,620
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	3,215,000	2,321,005
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2025	1,665,000	1,150,765

		$18,883,795
Water & Sewer Utility Revenue - 5.2%
Alabama Drinking Water Finance Authority, “A”, AMBAC, 4%, 2028	$5,000,000	$4,186,700
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 2033	950,000	942,039
Los Angeles County, CA, Sanitation Districts Financing Authority Rev., AMBAC, 4.5%, 2038	8,660,000	6,754,367
Los Angeles, CA, Department of Water & Power Waterworks Rev., “A-2”, AMBAC, 4.75%, 2039	4,920,000	4,300,326
Massachusetts Water Pollution Abatement, 5.25%, 2028	4,000,000	4,273,520

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
Massachusetts Water Resources Authority, “A”, FSA, 4.375%, 2032	$8,220,000	$7,203,926
Massachusetts Water Resources Authority, “B”, FSA, 5.25%, 2029	5,185,000	5,417,962
New York, NY, City Municipal Water Finance Authority, Water & Sewer Systems Rev. “DD”, 4.75%, 2035	3,000,000	2,676,960
New York, NY, Municipal Water & Sewer Finance Authority Rev., AMBAC, 5%, 2039	5,000,000	4,760,000
New York, NY, Municipal Water & Sewer Finance Authority Rev., “A”, 5%, 2035	5,520,000	5,278,334
New York, NY, Municipal Water & Sewer Finance Authority Rev., “DD”, 5%, 2039	5,000,000	4,702,750
Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	4,410,000	3,880,668
Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,215,000	1,049,505
Seattle, WA, Water System Rev., Refunding & Improvement, 5.25%, 2033	7,000,000	7,069,930
Tallahassee, FL, Consolidated Utility Systems Rev., 5%, 2037	4,000,000	3,887,000

		$66,383,987
Total Municipal Bonds (Identified Cost, $1,585,217,343)		$1,236,386,047

Money Market Funds (v) - 1.1%
MFS Institutional Money Market Portfolio, 0.44%, at Cost and Net Asset Value	13,555,130	$13,555,130
Total Investments (Identified Cost, $1,598,772,473)		$1,249,941,177

Other Assets, Less Liabilities - 1.6%		20,489,603
Net Assets - 100.0%		$1,270,430,780

(a)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	Non-income producing security - in default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $15,333,588, representing 1.2% of net assets.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
MuniMae TE Bond Subsidiary LLC, 6.875%, 2049	5/18/99	$6,000,000	$5,222,100
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049	10/14/04	2,000,000	1,673,400
MuniMae TE Bond Subsidiary LLC, 5.9%, 2049	11/02/05	2,000,000	1,221,680
Total Restricted Securities			$8,117,180
% of Net Assets			0.6%

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Insurers		Inverse Floaters
ACA	ACA Financial Guaranty Corp.	RITES	Residual Interest Tax-Exempt Security
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Assn.
FSA	Financial Security Assurance Inc.
GNMA	Government National Mortgage Assn.
MBIA	MBIA Insurance Corp.
PSF	Permanent School Fund
XLCA	XL Capital Insurance Co.

Futures contracts outstanding at 1/31/09

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond 30 yr. (Short)	314	$39,784,781	Mar-09	$(728,005)

At January 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,585,217,343)	$1,236,386,047
Underlying funds, at cost and value	13,555,130
Total investments, at value (identified cost, $1,598,772,473)		$1,249,941,177
Cash	130,802
Receivable for daily variation margin on open futures contracts	137,375
Receivable for investments sold	1,931,715
Receivable for fund shares sold	5,337,631
Interest receivable	22,915,341
Other assets	22,612
Total assets		$1,280,416,653
Liabilities
Distributions payable	$3,126,046
Payable for investments purchased	2,736,097
Payable to the holder of the floating rate certificate from trust assets	2,008,060
Payable for fund shares reacquired	1,673,795
Payable to affiliates
Management fee	51,983
Shareholder servicing costs	185,299
Distribution and service fees	24,531
Administrative services fee	2,101
Payable for independent trustees’ compensation	37,315
Payable for interest expense and fees	3,668
Accrued expenses and other liabilities	136,978
Total liabilities		$9,985,873
Net assets		$1,270,430,780
Net assets consist of
Paid-in capital	$1,692,148,172
Unrealized appreciation (depreciation) on investments	(349,559,301)
Accumulated net realized gain (loss) on investments	(76,444,292)
Undistributed net investment income	4,286,201
Net assets		$1,270,430,780
Shares of beneficial interest outstanding		200,803,449

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$1,039,232,293
Shares outstanding	164,295,844
Net asset value per share		$6.33
Offering price per share (100/95.25 × net asset value per share)		$6.65
Class B shares
Net assets	$75,791,112
Shares outstanding	11,969,162
Net asset value and offering price per share		$6.33
Class C shares
Net assets	$155,407,375
Shares outstanding	24,538,443
Net asset value and offering price per share		$6.33

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income	$97,850,386
Dividends from underlying funds	1,122
Total investment income		$97,851,508
Expenses
Management fee	$8,791,208
Distribution and service fees	2,556,743
Shareholder servicing costs	1,093,882
Administrative services fee	232,776
Independent trustees’ compensation	48,628
Custodian fee	251,885
Shareholder communications	68,903
Auditing fees	52,819
Legal fees	37,270
Interest expense and fees	829,699
Miscellaneous	303,341
Total expenses		$14,267,154
Fees paid indirectly	(84,239)
Reduction of expenses by investment adviser	(1,445,689)
Net expenses		$12,737,226
Net investment income		$85,114,282
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(28,070,979)
Futures contracts	(2,056,851)
Swap transactions	530,000
Net realized gain (loss) on investments		$(29,597,830)
Change in unrealized appreciation (depreciation)
Investments	$(321,042,127)
Futures contracts	(728,005)
Net unrealized gain (loss) on investments		$(321,770,132)
Net realized and unrealized gain (loss) on investments		$(351,367,962)
Change in net assets from operations		$(266,253,680)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2009	2008
Change in net assets
From operations
Net investment income	$85,114,282	$90,381,569
Net realized gain (loss) on investments	(29,597,830)	1,639,058
Net unrealized gain (loss) on investments	(321,770,132)	(96,037,039)
Change in net assets from operations	$(266,253,680)	$(4,016,412)
Distributions declared to shareholders
From net investment income
Class A	$(71,815,251)	$(70,087,274)
Class B	(5,415,911)	(6,721,508)
Class C	(8,814,234)	(7,442,444)
Total distributions declared to shareholders	$(86,045,396)	$(84,251,226)
Change in net assets from fund share transactions	$55,333,284	$(28,217,675)
Total change in net assets	$(296,965,792)	$(116,485,313)
Net assets
At beginning of period	1,567,396,572	1,683,881,885
At end of period (including undistributed net investment income of $4,286,201 and $8,019,853, respectively)	$1,270,430,780	$1,567,396,572

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2009	2008		2007		2006		2005
Net asset value, beginning of period	$8.06	$8.49		$8.41		$8.39		$8.28
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.47		$0.45		$0.46		$0.48
Net realized and unrealized gain (loss) on investments	(1.73)	(0.47)		0.07		0.02		0.09
Total from investment operations	$(1.29)	$ (0.00	)(w)	$0.52		$0.48		$0.57
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.43)		$(0.44)		$(0.46)		$(0.46)
Redemption fees added to paid-in capital (d)	$—	$—		$ 0.00	(w)	$ 0.00	(w)	$0.00	(w)
Net asset value, end of period	$6.33	$8.06		$8.49		$8.41		$8.39
Total return (%) (r)(s)(t)	(16.50)	0.04		6.32		5.81		7.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.86		0.97		0.94	(z)	0.80
Expenses after expense reductions (f)	0.70	0.76		0.87		0.84	(z)	0.71
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.64	0.63		0.72		0.72		0.71
Net investment income	5.97	5.60		5.32		5.47		5.82
Portfolio turnover	38	38		13		20		13
Net assets at end of period (000 Omitted)	$1,039,232	$1,267,514		$1,335,269		$1,080,805		$977,416

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 1/31
	2009	2008	2007		2006		2005
Net asset value, beginning of period	$8.06	$8.50	$8.41		$8.40		$8.28
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.40	$0.39		$0.40		$0.42
Net realized and unrealized gain (loss) on investments	(1.73)	(0.47)	0.07		0.00	(w)	0.10
Total from investment operations	$(1.35)	$(0.07)	$0.46		$0.40		$0.52
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.37)	$(0.37)		$(0.39)		$(0.40)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00	(w)	$0.00	(w)	$0.00	(w)
Net asset value, end of period	$6.33	$8.06	$8.50		$8.41		$8.40
Total return (%) (r)(s)(t)	(17.16)	(0.85)	5.64		4.88		6.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.63	1.74		1.70	(z)	1.57
Expenses after expense reductions (f)	1.47	1.53	1.64		1.60	(z)	1.48
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.41	1.40	1.50		1.48		1.48
Net investment income	5.18	4.83	4.60		4.73		5.05
Portfolio turnover	38	38	13		20		13
Net assets at end of period (000 Omitted)	$75,791	$127,599	$178,566		$220,854		$283,360

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 1/31
	2009	2008	2007		2006		2005
Net asset value, beginning of period	$8.06	$8.50	$8.42		$8.40		$8.29
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.38	$0.36		$0.37		$0.39
Net realized and unrealized gain (loss) on investments	(1.72)	(0.47)	0.08		0.02		0.10
Total from investment operations	$(1.36)	$(0.09)	$0.44		$0.39		$0.49
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.35)	$(0.36)		$(0.37)		$(0.38)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00	(w)	$0.00	(w)	$0.00	(w)
Net asset value, end of period	$6.33	$8.06	$8.50		$8.42		$8.40
Total return (%) (r)(s)(t)	(17.36)	(1.08)	5.27		4.76		6.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.86	1.97		1.94	(z)	1.80
Expenses after expense reductions (f)	1.70	1.76	1.87		1.84	(z)	1.71
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.64	1.63	1.72		1.72		1.71
Net investment income	4.96	4.60	4.30		4.44		4.80
Portfolio turnover	38	38	13		20		13
Net assets at end of period (000 Omitted)	$155,407	$172,283	$170,047		$119,952		$85,715

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	After the fund issued its January 31, 2006 financial statements, the fund determined that the criteria for sale accounting in FASB Statement No. 140 had not been met for certain transfers of municipal bonds during the fiscal year ended January 31, 2006 and that its transfers of municipal bonds in connection with self-deposited inverse floaters should have been accounted for as secured borrowings rather than as sales. Accordingly, the expense ratio has been restated to reflect interest expense and fees related to payments made to the holder of the floating rate certificate from trust assets in connection with self-deposited inverse floater transactions. The impact of the restatement was to increase the expense ratio by 0.12%.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal High Income Fund (the fund) is a series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for

Notes to Financial Statements – continued

a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of January 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$13,555,130	$1,236,386,047	$—	$1,249,941,177
Other Financial Instruments	$(728,005)	$—	$—	$(728,005)

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts, and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is

Notes to Financial Statements – continued

effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument

Notes to Financial Statements – continued

and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into an interest rate swap in order to manage its exposure to interest rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holder of the floating rate certificate from trust assets”. At January 31, 2009, the fund’s payable to the

Notes to Financial Statements – continued

holder of the floating rate certificate from trust assets was $2,008,060 and the interest rate on these floating rate certificates issued by the trust was 2.238%. For the year ended January 31, 2009, the average daily payable to the holder of the floating rate certificate from trust assets was $19,076,339 at a weighted average interest rate of 4.35%. Interest expense and fees relate to interest payments made to the holder of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2009, interest expense and fees in connection with self-deposited inverse floaters was $829,699. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and secured borrowings.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/09	1/31/08
Ordinary income (including any short-term capital gains)	$ 1,311,178	$ 1,030,222
Tax-exempt income	84,734,218	83,221,004
Total distributions	$86,045,396	$84,251,226

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/09
Cost of investments	$1,591,471,386
Gross appreciation	22,563,260
Gross depreciation	(366,101,529)
Net unrealized appreciation (depreciation)	$(343,538,269)
Undistributed ordinary income	1,213,500
Undistributed tax-exempt income	10,182,638
Capital loss carryforwards	(70,027,820)
Post-October capital loss deferral	(12,437,504)
Other temporary differences	(7,109,937)

As of January 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

1/31/10	$(2,971,573)
1/31/11	(18,364,839)
1/31/12	(15,537,212)
1/31/13	(3,190,630)
1/31/14	(10,798,317)
1/31/15	(230,213)
1/31/17	(18,935,036)
$(70,027,820)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1.4 billion of average daily net assets	0.60%
Average daily net assets in excess of $1.4 billion	0.57%

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS agreed to reduce the

Notes to Financial Statements – continued

management fee to 0.50% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended January 31, 2009, this waiver amounted to $1,438,233 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended January 31, 2009 was equivalent to an annual effective rate of 0.50% of the fund’s average daily net assets.

Effective February 1, 2009, the management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

Effective March 1, 2009, the investment advisor has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that the operating expenses do not exceed 0.12% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least May 31, 2010.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $457,064 for the year ended January 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.77%	$795,266
Class C	0.75%	0.25%	1.00%	1.00%	1,761,477
Total Distribution and Service Fees					$2,556,743

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2009 based on each class’ average daily net assets. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, the service fee is not currently in effect, but may be implemented on such date as the fund’s Board of Trustees may determine.

Notes to Financial Statements – continued

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2009, were as follows:

Amount
Class A	$22,236
Class B	153,102
Class C	65,904

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2009, the fee was $501,416, which equated to 0.0341% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $592,466.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended January 31, 2009 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $5,052. This amount is included in independent trustees’ compensation for the year ended

Notes to Financial Statements – continued

January 31, 2009. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $37,315 at January 31, 2009, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $13,836 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $7,456, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $583,188,594 and $543,431,869, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/09		Year ended 1/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	48,701,663	$353,437,071	37,728,027	$313,421,498
Class B	1,742,984	12,923,292	1,104,161	9,176,463
Class C	9,306,964	69,148,665	6,258,233	52,071,400
	59,751,611	$435,509,028	45,090,421	$374,669,361
Shares issued to shareholders in reinvestment of distributions
Class A	5,363,584	$38,362,862	4,265,096	$35,513,555
Class B	318,940	2,297,602	339,127	2,830,755
Class C	637,430	4,560,708	459,163	3,827,345
	6,319,954	$45,221,172	5,063,386	$42,171,655

Notes to Financial Statements – continued

	Year ended 1/31/09		Year ended 1/31/08
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(47,114,222)	$(334,748,987)	(41,904,964)	$(345,483,708)
Class B	(5,916,931)	(42,885,130)	(6,630,345)	(55,278,345)
Class C	(6,768,875)	(47,762,799)	(5,358,929)	(44,296,638)
	(59,800,028)	$(425,396,916)	(53,894,238)	$(445,058,691)
Net change
Class A	6,951,025	$57,050,946	88,159	$3,451,345
Class B	(3,855,007)	(27,664,236)	(5,187,057)	(43,271,127)
Class C	3,175,519	25,946,574	1,358,467	11,602,107
	6,271,537	$55,333,284	(3,740,431)	$(28,217,675)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended January 31, 2009, the fund’s commitment fee and interest expense were $7,439 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	22,650,326	(9,095,196)	13,555,130

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,122	$13,555,130

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the Fund), including the portfolio of investments, as of January 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund at January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 18, 2009

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Gary Lasman
Geoffrey Schechter

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.48% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

8 a.m. to 8 p.m. Eastern time

Investment professionals

1-800-343-2829

8 a.m. to 8 p.m. Eastern time

Retirement plan services

1-800-637-1255

8 a.m. to 8 p.m. Eastern time

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign-up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2009 and 2008, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
Fees billed by Deloitte:	2009	2008
MFS High Income Fund	57,038	54,278
MFS High Yield Opportunities Fund	61,591	56,330
Total	118,629	110,608

	Audit Fees
Fees billed by E&Y:	2009	2008
MFS Municipal High Income Fund	42,933	42,107

For the fiscal years ended January 31, 2009 and 2008, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2009	2008	2009	2008	2009	2008
To MFS High Income Fund	0	0	7,446	7,209	3,875	1,138
To MFS High Yield Opportunities Fund	0	0	5,756	5,574	3,875	1,138
Total fees billed by Deloitte To above Funds	0	0	13,202	12,783	7,750	2,276
To MFS and MFS Related Entities of MFS High Income Fund *	1,267,804	1,257,835	0	0	223,140	323,714
To MFS and MFS Related Entities of MFS High Yield Opportunities Fund*	1,267,804	1,257,835	0	0	223,140	323,714
Aggregate fees for non-audit services:

	2009	2008
To MFS High Income Fund, MFS and MFS Related Entities#	1,552,090	1,802,271
To MFS High Yield Opportunities Fund, MFS and MFS Related Entities#	1,550,400	1,800,636

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
Fees billed by E&Y:	2009	2008	2009	2008	2009	2008
To MFS Municipal High Income Fund	0	0	8,223	8,223	0	0
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	0	0	0	0	0	0
Aggregate fees for non-audit services:

	2009		2008
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	533,017		193,208

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IIII

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: March 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: March 18, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 18, 2009

*	Print name and title of each signing officer under his or her signature.